                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                 PLATINUM ENTERTAINMENT, INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 8, 1996

                            ------------------------

To the Stockholders of
Platinum Entertainment, Inc.:

    The Annual Meeting of Stockholders of Platinum Entertainment, Inc. (the "Company") will be held at 10:00 a.m., Chicago time, on Tuesday, October 8, 1996, at The Standard Club, 320 South Plymouth Court, Chicago, Illinois 60604, for the following purposes:

    (1) To elect three Class I directors to the Company's Board of Directors;

    (2) To approve an amendment and restatement of the Platinum Entertainment, Inc. 1995 Employee Incentive Compensation Plan;

    (3) To ratify the appointment by the Board of Directors of Ernst & Young LLP as the independent auditors of the Company's financial statements for the fiscal year ending May 31, 1997; and

    (4) To transact such other business as may properly come before the meeting or any adjournments thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on September 6, 1996 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.

                                          By order of the Board of Directors,

                                          Steven Devick
                                          CHAIRMAN OF THE BOARD

Downers Grove, Illinois
September 13, 1996

ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE FURNISHED FOR THAT PURPOSE. YOUR PROXY CAN BE WITHDRAWN AT ANY TIME BEFORE IT IS VOTED.

                          PLATINUM ENTERTAINMENT, INC.

                             2001 BUTTERFIELD ROAD

                                   SUITE 1400

                         DOWNERS GROVE, ILLINOIS 60515

                                 (630) 769-0033

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

    The accompanying proxy is solicited by the Board of Directors (the "Board of Directors" or "Board") of Platinum Entertainment, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., Chicago time, Tuesday, October 8, 1996, at The Standard Club, 320 South Plymouth Court, Chicago, Illinois 60604, and any adjournments thereof. This Proxy Statement and accompanying form of proxy were first released to stockholders on or about September 13, 1996.

    RECORD DATE AND OUTSTANDING SHARES -- The Board of Directors has fixed the close of business on September 6, 1996 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the Record Date, the Company had outstanding 5,063,204 shares of Common Stock, par value $.001 per share ("Common Stock"). Each of the outstanding shares of Common Stock is entitled to one vote on all matters coming before the Annual Meeting.

    VOTING OF PROXIES -- Steven Devick and Douglas C. Laux, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors of the Company to serve in such capacity. Each of Messrs. Devick and Laux is an officer and director of the Company. The shares represented by each executed and returned proxy will be voted and such vote will be in accordance with the directions indicated thereon or, if no direction is indicated, in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. The Board of Directors does not presently intend to bring any business before the Annual Meeting other than the specific proposals referred to in this Proxy Statement and specified in the Notice of Annual Meeting, and so far as is known to the Board of Directors, no other matters are to be brought before the Annual Meeting. As to any other business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a stockholder may revoke a previously executed proxy by voting in person at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

    REQUIRED VOTE -- A plurality of the shares voted in person or by proxy is required to elect the nominees for directors. The affirmative vote of a majority of the shares of Common Stock entitled to vote thereon that are present in person or by proxy at the Annual Meeting is required to approve the amendment to the Platinum Entertainment, Inc. Employee Incentive Compensation Plan. The affirmative vote of a majority of the shares voted affirmatively or negatively in person or by proxy is required to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company's financial statements for the fiscal year ending May 31, 1997. Stockholders will not be allowed to cumulate their votes in the election of directors.

    QUORUM; ABSTENTIONS AND BROKER NON-VOTES -- The required quorum for the transaction of business at the Annual Meeting will be a majority of the shares of Common Stock issued and outstanding on the Record Date. Abstentions and broker non-votes will be included in determining the presence of a quorum. Abstentions will be considered present and entitled to vote with respect to the proposal to approve the amendment to the Platinum Entertainment, Inc. 1995 Employee Incentive Compensation Plan and will have the same effect as votes against such proposals; broker non-votes will not be considered present and entitled to vote with respect to such proposals and will have no effect on the voting on such proposals. Neither abstentions nor broker non-votes will have any effect on the voting on the proposals to elect directors and to ratify the appointment of the Company's independent auditors.

    ANNUAL REPORT TO STOCKHOLDERS -- The Company's Annual Report to Stockholders for the fiscal year ended May 31, 1996, containing financial and other information pertaining to the Company, is being furnished to stockholders simultaneously with this Proxy Statement.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    The Company's Board of Directors consists of ten directors. Article Six of the Company's Third Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") provides that the Board of Directors shall be classified with respect to the terms for which its members shall hold office by dividing the members into three classes. At the Annual Meeting, three directors of Class I will be elected, each to be elected for a term of three years expiring at the 1999 Annual Meeting of Stockholders. All of the nominees are presently serving as directors of the Company. The Board of Directors recommends that the stockholders vote in favor of the election of the nominees named in this Proxy Statement to serve as directors of the Company.

    The seven directors whose terms of office do not expire in 1996 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See "Other Directors" below.

    If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the persons named in the proxy will vote for such substitute nominee or nominees as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board, as the Board recommends. The Board of Directors has no reason to believe that any nominee will be unable or will decline to serve as a director if elected.

NOMINEES

    The names of the nominees for the office of director, together with certain information concerning such nominees, are set forth below:

                                                                                                     SERVED AS
NAME                             AGE                      POSITION WITH COMPANY                   DIRECTOR SINCE
- - ---------------------------      ---      ------------------------------------------------------  ---------------
Douglas C. Laux............          43   Chief Financial Officer, Secretary and Director                 1995

Paul L. Humenansky(1)......          39   Director                                                        1992

Laura P. Pearl(1)..........          37   Director                                                        1994

- - ------------------------

(1) Member of the Audit Committee.

    Douglas C. Laux has served the Company as Chief Financial Officer and as a Director since September 1995 and as Secretary since February 1996. From October 1986 until he joined the Company, Mr. Laux was a partner in the accounting firm of Ernst & Young LLP.

    Paul L. Humenansky has been a Director of the Company since March 1992. Mr. Humenansky is a founder and director of PLATINUM TECHNOLOGY, INC. (Nasdaq:
PLAT), a publicly-held software company not affiliated with the Company ("PTI"), and was appointed Chief Operations Officer of PTI in January 1993. Mr. Humenansky also served as PTI's Executive Vice President, Product Development from 1987 until 1992. Mr. Humenansky also serves on the boards of two privately-held companies.

    Ms. Pearl has been a Director of the Company since June 1994. Ms. Pearl joined Frontenac Company ("Frontenac"), a private equity investment management partnership, in 1985 after spending four years with

Ernst & Whinney (now known as Ernst & Young LLP). She became a general partner of Frontenac in 1987. Ms. Pearl also serves on the boards of two privately-held companies.

    The Board of Directors recommends that stockholders vote FOR all of the nominees for election as Class I directors.

OTHER DIRECTORS

    The following persons will continue to serve as directors of the Company after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are elected and qualified.

                                                                                        SERVED AS        TERM
NAME                                AGE              POSITION WITH COMPANY           DIRECTOR SINCE     EXPIRES
- - ------------------------------      ---      --------------------------------------  ---------------  -----------
Steven Devick(1)..............          44   Chairman of the Board, Chief Executive          1992           1998
                                             Officer and President
Casey Cowell..................          43   Director                                        1992           1998
Michael P. Cullinane(1)(2)....          46   Director                                        1992           1997
Craig Duchossois(1)(2)........          51   Director                                        1994           1998
Andrew J. Filipowski(1).......          45   Director                                        1992           1997
Rodney L. Goldstein(1)........          44   Director                                        1994           1998
Isaac Tigrett.................          47   Director                                        1995           1997

- - ------------------------

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

    Steven Devick is a co-founder of the Company and has served as its Chairman of the Board and Chief Executive Officer since January 1992. On January 1, 1996, Mr. Devick assumed the additional office of President. Mr. Devick is also a director of PTI and an officer and director of several privately-held companies. See "Compensation Committee Interlocks and Insider Participation and "Executive Compensation and Certain Transactions - Certain Transactions."

    Casey Cowell has been a Director of the Company since March 1992. Mr. Cowell is also Chairman of the Board of Directors, Chief Executive Officer and President of U.S. Robotics, Inc. (Nasdaq: USRX), a publicly-held designer, manufacturer and marketer of high performance data communications products and systems which he co-founded in 1976. Mr. Cowell is also a director of PTI and several privately-held companies.

    Michael P. Cullinane has been a Director of the Company since March 1992. Mr. Cullinane joined PTI in 1988 as Senior Vice President and Chief Financial Officer. He has also served as PTI's Treasurer since 1989, as its Executive Vice President since 1994 and as a Director since 1989. See "Compensation Committee Interlocks and Insider Participation."

    Craig Duchossois has been a Director of the Company since April 1994. Mr. Duchossois has been President and Chief Executive Officer of Duchossois Industries, Inc., a privately-held diversified manufacturing and service organization with headquarters in Elmhurst, Illinois, since 1986. Mr. Duchossois also serves as Chairman of the Board of Directors of a privately-held company.

    Andrew J. Filipowski is a co-founder of the Company and has served as a Director since January 1992. Mr. Filipowski is also a co-founder of PTI and has been Chairman of the Board of Directors, President and Chief Executive Officer of PTI since its formation in April 1987. Mr. Filipowski serves as a director of Eagle River Interactive (Nasdaq: ERIV) ("Eagle River") and System Software Associates (Nasdaq: SSAX), both publicly-held companies, and as a director of several privately-held companies. See "Compensation Committee Interlocks and Insider Participation" and "Executive Compensation and Certain Transactions -- Certain Transactions."

    Rodney L. Goldstein has been a Director of the Company since June 1994. Since 1981, Mr. Goldstein has been the managing partner of Frontenac. Mr. Goldstein currently serves on the boards of Eagle River and a number of privately-held companies.

    Isaac Tigrett has been a Director of the Company since September 1995. For the last five years, Mr. Tigrett has been involved with HOB Entertainment, Inc. ("House of Blues"), as a principal founder, Chairman and Chief Executive Officer. Mr. Tigrett was also a co-founder of the Hard Rock Cafe. See "Executive Compensation and Certain Transactions - Certain Transactions."

DIRECTOR COMPENSATION

    The Company pays a fee of $1,000 for each meeting attended by its non-employee directors. The Company reimburses such Directors for travel expenses incurred in connection with their activities on behalf of the Company. Each of Messrs. Cullinane, Duchossois, Cowell and Humenansky has been granted options for 4,000 shares of Common Stock pursuant to the Company's 1995 Directors' Stock Option Plan. Each of Messrs. Filipowski, Humenansky, Cullinane, Tigrett, Cowell, Duchossois and Goldstein and Ms. Pearl has been granted options for 19,000 shares of Common Stock pursuant to the Company's 1995 Employee Incentive Compensation Plan.

MEETINGS

    During the year ended May 31, 1996, the Board of Directors held seven formal meetings. Each current Director, except Messrs. Cowell and Tigrett, attended at least 75% of the aggregate of the number of board meetings held and the total number of meetings of committees on which he or she served that were held during the fiscal year ended May 31, 1996.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors has established an Audit Committee and a Compensation Committee. The Audit Committee currently consists of Messrs. Cullinane, Duchossois and Humenansky and Ms. Pearl. The Compensation Committee currently consists of Messrs. Devick, Cullinane, Duchossois, Filipowski and Goldstein. The Board of Directors may establish such other committees as deemed necessary and appropriate from time to time, including, but not limited to, an Executive Committee. The Company does not have a nominating committee.

    The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accounts, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee did not hold any formal meetings in fiscal 1996.

    The Compensation Committee determines the compensation of the Company's executive officers and the members of the Compensation Committee who are not employees of the Company make determinations as to the grant of options to purchase shares of the Company's stock under the Company's stock option plans. The Compensation Committee held two formal meetings in fiscal 1996.

                               EXECUTIVE OFFICERS

    Set forth below is a table identifying executive officers of the Company who are not identified in the tables entitled "Election of Directors -- Nominees" or "-- Other Directors."

NAME                                AGE                                     POSITION
- - ------------------------------      ---      ----------------------------------------------------------------------
Thomas R. Leavens.............          48   Chief Operating Officer and General Counsel

    Mr. Leavens has been the General Counsel and Chief Operating Officer of the Company since September 1992. From December 1986 until he joined the Company, Mr. Leavens was a partner in the law firm McBride, Baker & Coles.

    The Board of Directors elects officers annually and such officers serve at the discretion of the Board. Mr. Laux, however, has an employment agreement with the Company. See "Executive Compensation -- Employment Agreement." There are no family relationships among any of the directors or officers of the Company.

SECTION 16(a) COMPLIANCE

    Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's officers and directors and persons who own greater than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and The Nasdaq Stock Market. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that during fiscal 1996 all Section 16 filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with by such persons, except that Mr. Duchossois inadvertently failed to timely report two purchases of shares of Common Stock of the Company on Form 4.

                EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

    The following table provides information concerning the annual and long-term compensation for services rendered to the Company during the fiscal year ended May 31, 1996 to its chief executive officer and the other executive officers of the Company whose total annual salary and bonus exceeded $100,000 during such period (each, a "Named Executive Officer").

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG TERM
                                                                                         COMPENSATION
                                                                                            AWARDS
                                                                                         -------------
                                                                 ANNUAL COMPENSATION      SECURITIES     ALL OTHER
                                                              -------------------------   UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION                                   SALARY ($)    BONUS ($)     OPTIONS (#)       ($)
- - ------------------------------------------------------------  ----------  -------------  -------------  ------------
Steven Devick...............................................  $  275,000(2)      --          200,000         --
  President and Chief Executive Officer(1)

Douglas C. Laux.............................................     139,055       --            156,300         --
  Chief Financial Officer and Secretary(3)

Thomas R. Leavens...........................................     161,198       --             40,000         --
  Chief Operating Officer and General Counsel

Joseph Thomas...............................................      64,325       --             --         $   63,342(5)
  Former President(4)

- - ------------------------

(1) Mr. Devick has served as Chief Executive Officer since the Company's inception and assumed the additional office of President on January 1, 1996.

(2) Of this amount $227,038 was paid in shares of Common Stock, valued based on the closing price of the Common Stock on the Nasdaq National Market on May 14, 1996.

(3) Mr. Laux joined the Company on September 11, 1995.

(4) Mr. Thomas resigned as President of the Company effective January 1, 1996.

(5) Of this amount, $54,000 represents producer fees paid by the Company's wholly-owned subsidiaries and the remainder is automobile lease expenses.

    OPTION GRANTS IN LAST FISCAL YEAR -- The following table provides information on grants of stock options during the fiscal year ended May 31, 1996 to the Named Executive Officers. No stock appreciation rights were granted to the Named Executive Officers during fiscal 1996.

                                      INDIVIDUAL GRANTS
- - ----------------------------------------------------------------------------------------------   POTENTIAL REALIZABLE
                                         NUMBER OF                                                 VALUE AT ASSUMED
                                        SECURITIES     PERCENT OF                               ANNUAL RATES OF STOCK
                                        UNDERLYING    TOTAL OPTIONS                             PRICE APPRECIATION FOR
                                          OPTIONS      GRANTED TO     EXERCISE OR                   OPTION TERM(3)
                                          GRANTED     EMPLOYEES IN    BASE PRICE   EXPIRATION   ----------------------
NAME                                      (#)(1)     FISCAL YEAR(2)     ($/SH)        DATE        5%($)       10%($)
- - --------------------------------------  -----------  ---------------  -----------  -----------  ----------  ----------
Steven Devick.........................     200,000(4)           47%       11.625      4/29/06    1,462,180   3,705,451

                                           117,300(4)                     11.625      4/29/06      857,569   2,173,247
                                            39,000(5)                       8.25      7/25/05      202,347     512,787
Douglas C. Laux.......................                         37%

Thomas R. Leavens.....................      40,000(4)            9%       11.625      4/29/06      292,436     741,090

- - ------------------------

(1) Each of these options was granted pursuant to the 1995 Employee Incentive Compensation Plan and is subject to the terms of such plan as described below. All options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant as determined by the Compensation Committee of the Board of Directors of the Company.

(2) Does not include the grant of options to purchase 124,000 shares of Common Stock to non-employee directors under the 1995 Employee Incentive Compensation Plan.

(3) In accordance with the rules of the Securities and Exchange Commission (the "Commission"), shown are the hypothetical gains or "option spreads" that would exist for the respective options. These gains are based on assumed rates of annual compounded stock price appreciation of 5% and 10% from the date the option was granted over the full option term of ten years. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Commission and do not represent the Company's estimate or projection for future increases in the price of its Common Stock.

(4) One third of these options become exercisable annually beginning on 4/29/97.

(5) One third of these options become exercisable annually beginning on 7/25/96. Upon the exercise of these options, Mr. Laux will receive a cash bonus equal to the exercise price.

    FISCAL YEAR-END OPTION VALUES -- The following table sets forth for the Named Executive Officers information concerning the value of unexercised stock options at May 31, 1996. No stock options were exercised during the fiscal year ended May 31, 1996.

                                                                    NUMBER OF SHARES
                                                                 UNDERLYING UNEXERCISED    VALUE OF UNEXERCISED
                                                                    OPTIONS AT FISCAL     IN-THE-MONEY OPTIONS AT
                                                                       YEAR-END(#)         FISCAL YEAR-END(1)($)
                                                                 -----------------------  -----------------------
NAME                                                             EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
- - ---------------------------------------------------------------  -----------------------  -----------------------

Steven Devick..................................................        208,300/200,000       1,770,550/1,025,000

Douglas C. Laux................................................              0/156,300                 0/932,663(2)

Thomas R. Leavens..............................................          40,000/40,000           570,000/205,000

- - ------------------------

(1) The value per option is calculated by subtracting the exercise price from the closing price of the Common Stock on the Nasdaq National Market on May 31, 1996 of $16.75 per share.

(2) Upon exercise of certain of these options (exercisable for 39,000 shares of Common Stock at an exercise price of $8.25 per share), Mr. Laux will receive a cash bonus equal to the exercise price.

CERTAIN TRANSACTIONS

    Prior to December 1, 1995 the Company paid rent, on a pass-through basis, in the amount of approximately $6,000 per month, directly to the landlord for its corporate offices located at 2001 Butterfield Road, Suite 1400, Downers Grove, Illinois. The tenant under the lease for the leased property was Platinum Development, Inc., ("PDI") a company jointly owned by Messrs. Devick and Filipowski. PDI derived no economic benefit from this arrangement and is otherwise unaffiliated with the Company. Effective December 1, 1995, the Company became the tenant under the lease.

    River North Studios, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("River North"), and the Company entered an agreement (the "Studio Agreement") on December 4, 1995 with River North Studios II, Ltd. ("Buyer") (an entity jointly owned by Joseph Thomas and Ira Antelis), and Mr. Thomas and Mr. Antelis, pursuant to which Buyer acquired certain of the assets and assumed certain of the ongoing operating liabilities of the Studio in consideration of the payment of one dollar. Mr. Thomas served as an executive officer of the Company until January 1, 1996 and as a Director of the Company until April 22, 1996. As part of the sale of the Studio assets, the Company repayed approximately $4.0 million of debt secured by, among other things, such assets. Pursuant to the Studio Agreement, River North subleases to each of Buyer and Mr. Antelis certain portions of the Studio space and offices leased by River North at 247 East Ontario Street, Chicago, Illinois. The subleases are co-extensive with the underlying lease and require each of Buyer and Mr. Antelis to pay their pro rata share of the rent and related expenses under the underlying lease. Pursuant to the Studio Agreement, the Company was entitled to use the Studio at no cost to the Company for a five-year period. However, under an agreement dated May 31, 1996, the Company sold its rights to use of the Studio to Mr. Thomas for $850,000.

    The Company and Mr. Thomas entered an agreement, effective January 1, 1996, pursuant to which the Company engaged the services of Mr. Thomas, as an independent contractor, as a producer, arranger and performer in connection with the production of recording masters. Mr. Thomas is entitled to receive an annual advance of $240,000 against royalties payable under the agreement, and $35,000 per year for business expenses. Royalty rates range from one percent to two percent of the net sales for which payment has been received by the Company, subject to certain limitations, depending upon the type of record and where it is sold. Mr. Thomas is also entitled to 50% of the publisher's share of the amounts derived from compositions recorded under the agreement which are written, published or controlled by him ("Controlled Compositions"). In addition, the Company is obligated to pay writer royalties to Mr. Thomas for Controlled Compositions ranging from 10% of the wholesale selling price for each copy of arrangements to 50% of amounts received by the Company under publishing, licensing or other agreements covering the Controlled Compositions. The term of the agreement is five years.

    In fiscal 1996 and prior periods, Messrs. Devick and Filipowski made various loans to the Company which totalled approximately $4.9 million at March 12, 1996. The Company repayed this indebtedness in full from the proceeds of its initial public offering.

    In fiscal 1996 and prior periods, Messrs. Devick and Filipowski guaranteed certain amounts owed by the Company to American National Bank and Trust Company of Chicago. Of the $9.0 million of indebtedness outstanding at March 12, 1996, approximately $4.0 million was personally guaranteed by Messrs. Devick and Filipowski and an additional $2.0 million was personally guaranteed by Mr. Devick. The Company repayed such bank borrowing in full from the proceeds of its initial public offering.

    The Company has entered two joint venture agreements, dated September 1, 1994, and September 11, 1995, with subsidiaries of House of Blues under which the Company produces, markets and distributes compilations of Blues and Gospel music on the House of Blues record label. Under the September 1994 agreement, the parties co-produced ESSENTIAL BLUES, VOLUMES I AND II, as well as a television ad featuring Dan Ackroyd. The Company is responsible, among other things, for distributing the records, and is required to pay House of Blues 50% of the net profits (as defined in the agreement) from the records. Under the September 1995 agreement, the parties agreed to produce a musical video series entitled ESSENTIAL GOSPEL FROM THE HOUSE OF BLUES, and sound recordings. The Company made an initial contribution of $60,000 cash as capital to the joint venture which is recoupable by the Company and is to be expended to develop the videos and recordings. The Company has the exclusive right to manufacture, distribute, perform, exhibit and sell the recordings under its CGI label, and the videos under both its CGI label and House of Blues label. Isaac Tigrett, the Chairman, Chief Executive Officer and principal founder of House of Blues, is a member of the Company's Board of Directors.

    The Company has adopted a policy that all future transactions with affiliated entities or persons will be on terms no less favorable than could be obtained from unrelated parties and all future transactions between the Company and its officers, directors, principal stockholders and affiliates will be approved by a majority of the Company's independent directors.

EMPLOYMENT AGREEMENT

    The Company has entered an employment agreement with Douglas C. Laux, pursuant to which Mr. Laux became the Chief Financial Officer of the Company effective September 11, 1995. Mr. Laux's employment agreement provides for an annual base salary of $250,000. In addition, Mr. Laux was granted options to purchase 39,000 shares of Common Stock at an exercise price of $8.25 per share, with options for 13,000 shares becoming exercisable on each of July 25, 1996, 1997 and 1998. The agreement further provides that upon the exercise by Mr. Laux of any of such options, he will be entitled to receive a cash bonus equal to the exercise price. The term of Mr. Laux's employment agreement is three years.

    No other executive officer has an employment agreement with the Company.

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors sets and administers the policies that govern the annual and long-term compensation of executive officers of the Company. The non-employee members of the Compensation Committee (the "Incentive Plan Committee"), based in part on recommendations by Mr. Devick, make all decisions concerning awards of stock options under the Company's stock option plans, except the non-discretionary plan for non-employee directors. Mr. Devick does not participate in the Compensation Committee's determinations with respect to his own compensation.

COMPENSATION POLICIES TOWARD EXECUTIVE OFFICERS

    The Compensation Committee aims to provide competitive levels of compensation that relate compensation with the Company's annual and long-term performance goals, reward above average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. The Compensation Committee attempts to achieve these objectives through a combination of base salary, stock options, and cash bonus awards. In making its determination, the Compensation Committee utilizes outside information to obtain compensation information concerning comparable companies in the entertainment industry.

BASE SALARY

    The base salary for Mr. Laux is governed by the terms of his employment agreement with the Company. See "Executive Compensation -- Employment Agreement." The base salaries for fiscal 1996 reported herein for the other Named Executive Officers were determined by the Compensation Committee based on subjective evaluations of each individual officer's performance, the Company's performance, and a comparison to salary ranges for executives of other companies in the entertainment industry.

INCENTIVE STOCK OPTIONS

    Stock options are granted to executive officers and other employees of the Company as a means of providing long-term incentives. The Compensation Committee believes that stock options encourage increased performance by the Company's employees, including its officers, and align the interests of the Company's employees with the interests of the Company's stockholders. Stock options were granted to Messrs. Devick, Laux and Leavens utilizing the same criteria as were used for setting base salaries.

CASH BONUS AWARDS

    The Compensation Committee considers on an annual basis whether to pay cash bonuses to some or all of the Company's employees, including the Company's executive officers. None of the Named Executive Officers received cash bonuses for fiscal 1996.

CHIEF EXECUTIVE OFFICER COMPENSATION

    Mr. Devick's annual base salary was set at $275,000 effective in fiscal 1996. Prior to such time, Mr. Devick had not received an annual base salary from the Company. The Incentive Plan Committee granted a large stock option award to Mr. Devick to recognize fully his contributions and to provide him with sufficient incentives to continue his efforts. This stock option award to Mr. Devick was also based on the overall performance of the Company.

COMPLIANCE WITH SECTION 162(m)

    The Compensation Committee currently intends for all compensation paid to the Named Executive Officers to be tax deductible to the Company pursuant to
Section 162(m) ("Section 162(m)") of the Code. Section 162(m) provides that compensation paid to the Named Executive Officers in excess of $1,000,000 cannot be deducted by the Company for Federal income tax purposes unless, in general, such compensation is performance based, is established by a committee of outside directors and is objective and the plan or agreement providing for such performance-based compensation has been approved in advance by stockholders. Consistent with this intention, the Company submitted the Incentive Plan for stockholder approval last year, and the Compensation Committee made all stock option awards to the Named Executive Officers for fiscal 1996 pursuant to the Incentive Plan. In the future, however, the Board may determine to adopt a compensation program that does not satisfy the conditions of Section 162(m) if in the Board's judgement, after considering the additional costs of not satisfying 162(m), such program is appropriate.

                             COMPENSATION COMMITTEE

                                 Steven Devick

                              Michael P. Cullinane

                                Craig Duchossois

                              Andrew J. Filipowski

                              Rodney L. Goldstein

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. Devick, Cullinane, Duchossois, Filipowski and Goldstein are the members of the Company's Compensation Committee. Mr. Devick serves on the Compensation Committee of PTI, of which Mr. Filipowski is Chairman and Chief Executive Officer and Mr. Cullinane is Executive Vice President, Chief Financial Officer and Treasurer.

                               PERFORMANCE GRAPH

    The following graph shows a comparison of cumulative total returns for the Company, a Peer Group Index described below and the NASDAQ - U.S. Index during the period commencing on March 12, 1996, the date of the Company's initial public offering, and ending on May 31, 1996. The comparison assumes $100 was invested on March 12, 1996 in the Common Stock, the NASDAQ - U.S. Index and the Peer Group Index and assumes the reinvestment of all dividends, if any.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              PLATINUM ENTERTAINMENT, INC.        PEER GROUP        NASDAQ STOCK MARKET-U.S.
3/12/96                                    100              100                              100

3/96                                        96               99                              103

4/96                                        95               98                              111

5/96                                       129               98                              116

                                                                                  3/12/96      3/31/96      4/30/96      5/31/96
                                                                                -----------  -----------  -----------  -----------

Platinum Entertainment, Inc...................................................         100           96           95          129

Peer Group....................................................................         100           99           98           98

NASDAQ-U.S. Index.............................................................         100          103          111          116

    The Peer Group Index includes the stock performance of the following entertainment companies: BET Holdings, Inc., Gaylord Entertainment Company, International Family Entertainment, Inc., Polygram N.V., 7th Level, Inc., Time Warner Inc. and IMAX Corporation.

          SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

    The following table sets forth, as of August 31, 1996, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Company director, (iii) each of the Named Executive Officers and (iv) all Company executive officers and directors as a group.

                                                                                 AMOUNT AND NATURE OF
                                                                                      BENEFICIAL         PERCENT OF
NAME AND ADDRESS                                                                     OWNERSHIP(1)           CLASS
- - ------------------------------------------------------------------------------  ----------------------  -------------
Steven Devick(2)..............................................................            674,939              13.3%
Frontenac VI Limited Partnership(3)...........................................            644,522              12.7
Andrew J. Filipowski(4).......................................................            548,600              10.8
Craig Duchossois(5)...........................................................            120,333             *
Thomas R. Leavens(6)..........................................................             40,000             *
Casey Cowell(5) (7)...........................................................             35,333             *
Douglas C. Laux(8)............................................................             13,100             *
Paul L. Humenansky(5).........................................................             11,333             *
Michael P. Cullinane(5).......................................................             11,333             *
Rodney L. Goldstein(9)........................................................              1,333             *
Laura P. Pearl(9).............................................................              1,333             *
Isaac Tigrett(10).............................................................              1,333             *
All Executive Officers and Directors as a Group (11
  persons)(2)(4)(5)(6)(7)(8)(9)(10)...........................................          1,458,970              27.3

- - ------------------------

*   Less than one percent

 (1) Unless otherwise indicated below, the persons in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

 (2) On September 9, 1996, Mr. Devick is transferring 224,100 of such shares to an individual who is not a director, officer or 5% stockholder of the Company. Includes 208,300 shares underlying stock options that are currently exercisable. The address of Mr. Devick is c/o Platinum Entertainment, Inc., 2001 Butterfield Road, Downers Grove, Illinois 60515.

 (3) The address of Frontenac VI Limited Partnership is c/o Frontenac Company, 135 South LaSalle Street, Suite 3800, Chicago, Illinois 60604.

 (4) Includes 99,067 shares held by Platinum Venture Partners I, L.P. ("Platinum Venture"). Mr. Filipowski is the President, Chief Executive Officer and a shareholder of the general partner of Platinum Venture and in such capacities may be deemed to have voting and investment power with respect to shares held by this entity. Mr. Filipowski disclaims beneficial ownership of such shares. The address of Mr. Filipowski is c/o PLATINUM technology, inc., 1815 South Meyers Road, Oakbrook Terrace, Illinois 60181. Includes 1,333 shares underlying stock options that are currently exercisable.

 (5) Includes 5,333 shares underlying stock options that are currently exercisable.

 (6) Such 40,000 shares consist of shares underlying stock options that are currently exercisable.

 (7) Includes 30,000 shares held by MKW Partners, L.P. ("MKW"). The sole general partner of MKW is RPL Management, Inc. Mr. Cowell is the sole shareholder of RPL and the sole limited partner of MKW.

 (8) Includes 13,000 shares underlying stock options that are currently exercisable.

 (9) Includes 1,333 shares for each non-employee director which consists of shares underlying stock options that are currently exercisable. Excludes 644,522 shares held by Frontenac VI Limited Partnership. Mr. Goldstein and Ms. Pearl are general partners of Frontenac Company, the general partner of Frontenac VI Limited Partnership, and in such capacity they share voting and investment power with respect to shares held by this entity.

(10) Such 1,333 shares underlie options that are currently exercisable.

                                 PROPOSAL NO. 2
                  APPROVAL OF AMENDMENT AND RESTATEMENT OF THE
              COMPANY'S 1995 EMPLOYEE INCENTIVE COMPENSATION PLAN

    Subject to the approval of the Company's stockholders at the Annual Meeting, the Board of Directors approved an amendment and restatement of the Company's 1995 Employee Incentive Compensation Plan (the "Incentive Plan") which (i) authorizes the issuance of up to 5,000,000 shares of Common Stock thereunder and
(ii) further provides that in any fiscal year, (a) the maximum aggregate number of shares of Common Stock as to which awards under the Incentive Plan may be granted shall be equal to the greater of 500,000 shares of Common Stock or 10.0% of the total number of shares of Common Stock outstanding as of the date of the Annual Meeting of Shareholders of the Company held during such fiscal year, (b) options and SARs (as hereinafter defined) to purchase no more than 500,000 shares of Common Stock shall be granted to any one participant and (c) the maximum cash incentive award payable to any one participant shall not exceed 3.0% of the Company's gross revenues for such fiscal year.

    Prior to such amendment and restatement, the Incentive Plan authorizes the issuance of up to 800,000 shares of Common Stock in connection with awards thereunder, limits options and SARs granted to any one participant in a calendar year to 200,000 shares of Common Stock and caps the cash incentive award payable to any one participant in a calendar year at 8.1% of the Company's operating income before payment of executive bonuses. There currently are options to purchase 785,000 shares of Common Stock outstanding under the Incentive Plan and 15,000 shares of Common Stock remain available for grant thereunder. The Company has not granted any options pursuant to the Incentive Plan that are conditioned upon the Company's stockholders approving the amendment proposed hereby.

    The following is a brief summary of certain features of the Incentive Plan, as amended and restated.

TERMS OF THE INCENTIVE PLAN, AS AMENDED AND RESTATED

GENERAL

    The Incentive Plan is a flexible plan permitting the issuance of awards in a variety of forms, including: (i) non-qualified and incentive stock options for the purchase of Common Stock, (ii) stock appreciation rights ("SARs"), (iii) restricted stock ("Restricted Stock"), (iv) deferred stock ("Deferred Stock"),
(v) bonus stock and awards in lieu of obligations, (vi) dividend equivalents,
(vii) other stock-based awards, and (viii) performance awards and cash incentive awards.

    The persons eligible to participate in the Incentive Plan are directors, officers, employees and consultants of the Company or any subsidiary of the Company who, in the opinion of the Incentive Plan Committee, contribute to the growth and success of the Company or its subsidiaries. On March 1, 1996, each non-employee director of the Company was granted an option to purchase 15,000 shares of Common Stock, and such directors are not eligible for additional grants under the Incentive Plan. The Incentive Plan is administered by the Incentive Plan Committee.

    The purpose of the Incentive Plan is to promote the overall financial objectives of Company and its stockholders by motivating eligible participants to achieve long-term growth in shareholder equity in the Company and to retain the association of these individuals. The Company intends to grant options under the Incentive Plan to certain artists as an inducement to sign with the Company. The Company expects that these options will have vesting schedules tied to the achievement of identified sales and other performance milestones.

    Pursuant to the amendment and restatement proposed hereby, the Incentive Plan provides that in any fiscal year, the maximum aggregate number of shares of Common Stock as to which awards may be granted under the Incentive Plan shall be equal to the greater of 500,000 shares of Common Stock or 10% of the total number of shares of Common Stock outstanding as of the date of the Annual Meeting of

Shareholders of the Company held during such fiscal year. In the discretion of the Incentive Plan Committee, shares of Common Stock subject to an award under the Incentive Plan that remain unissued upon termination of such award, are forfeited or are received by the Company as consideration for the exercise or payment of an award shall become available for additional awards under the Incentive Plan.

    In the event of a stock dividend, stock split, recapitalization, sale of substantially all of the assets of the Company, reorganization or other similar event, the Incentive Plan Committee will adjust the aggregate number of shares of Common Stock subject to the Incentive Plan, the number of shares available for awards and subject to outstanding awards and the exercise price per share, performance conditions and other terms of outstanding awards.

    The Board of Directors or the Incentive Plan Committee may amend, modify or discontinue the Incentive Plan at any time, except if such amendment (i) impairs the rights of a participant without the participant's consent, or (ii) in any manner would disqualify the Incentive Plan from the exemption provided by Rule 16b-3 under the 1934 Act. Any amendment is subject to stockholder approval, if required by applicable law. Any amendment by the Incentive Plan Committee is subject to approval of the Board of Directors. The Incentive Plan Committee may amend the terms of any award granted under the Incentive Plan (other than, in the case of a stock option, to decrease the option price), subject to the consent of a participant if such amendment impairs the rights of such participant unless such amendment is necessary for the Company to obtain pooling of interest accounting treatment in a transaction.

AWARDS UNDER THE INCENTIVE PLAN

    STOCK OPTIONS. Pursuant to the amendment and restatement proposed hereby, options to purchase no more than 500,000 shares of Common Stock shall be granted to any one participant in any fiscal year. Subject to such limitation, the Incentive Plan Committee shall determine the number of shares of Common Stock subject to the options to be granted to each participant. The Incentive Plan Committee may grant non-qualified stock options, incentive stock options, or a combination thereof, to the participants. Only persons who on the date of the grant are employees of the Company or any parent or subsidiary of the Company may be granted options which qualify as incentive stock options. Options granted under the Incentive Plan will provide for the purchase of Common Stock at prices determined by the Incentive Plan Committee, but in no event less than fair market value on the date of grant. When incentive stock options are granted to an individual who owns Common Stock possessing more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the option price shall not be less than 110% of fair market value. No stock option shall be exercisable later than the tenth anniversary date of its grant. In the case of an incentive stock option granted to a participant who owns more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, such option shall not be exercisable later than the fifth anniversary date of its grant. No incentive stock option shall be granted later than the tenth anniversary date of the adoption of the Incentive Plan.

    Options granted under the Incentive Plan shall be exercisable at such times and subject to such terms and conditions set forth in the Incentive Plan and as the Incentive Plan Committee shall determine or provide in an option agreement. Except as provided in any option agreement, options may only be transferred under the laws of descent and distribution or if such transfer is permitted by Rule 16b-3 without liability under applicable law and is consistent with the use of Commission Form S-8. Otherwise, options shall be exercisable only by the participant during such participant's lifetime. The option exercise price is payable by the participant (i) in cash, (ii) in shares of Common Stock having a fair market value equal to the exercise price, (iii) by delivery of evidence of a note or other indebtedness, (iv) by authorizing the Company to retain shares of Common Stock having a fair market value equal to the exercise price, (v) by "cashless exercise" as permitted under the Federal Reserve Board's Regulation T, or (vi) by any combination of the foregoing. Unless otherwise provided in an option agreement or determined by the Incentive Plan Committee, upon termination of a participant's employment with the Company due to death or disability, all of such participant's options shall be exercisable for the shorter of their remaining term or 90 days after termination of employment, and a disabled participant's subsequent death shall not affect the foregoing. Unless otherwise provided in an option agreement or determined by the Incentive Plan Committee, if a participant retires or involuntarily ceases to be an employee of the Company (other than due to death, disability or as a result of termination for cause), all of such participant's options shall terminate, except that, to the extent such options are then exercisable, such options may be exercised for the shorter of their remaining terms or 90 days after termination of employment. Unless otherwise provided in an option agreement or determined by the Incentive Plan Committee, if a participant voluntarily ceases to be an employee at the Company (other than due to retirement) or is terminated for cause, all of such participant's options shall terminate immediately.

    Upon receipt of a notice from a participant to exercise an option, the Incentive Plan Committee may elect to cash out all or part of any such option by paying the participant, in cash or shares of Common Stock, the following amount:
(i) the excess of the fair market value of the Common Stock subject to the unexercised option over the exercise price of the option, multiplied by (ii) the number of shares for which the option is to be exercised.

    STOCK APPRECIATION RIGHTS. An SAR shall entitle a participant to receive Common Stock, cash or a combination thereof. If granted in conjunction with an option, the exercise of an SAR shall require the cancellation of the corresponding portion of the option. SARs may be granted on or after the corresponding grant of non-qualified stock options, but only at the same time as the corresponding grant of incentive stock options. Pursuant to the amendment and restatement proposed hereby, SARs with respect to no more than 500,000 shares of Common Stock shall be granted to any one participant in any fiscal year. Subject to such limitation, the Incentive Plan Committee in its discretion shall determine the number of SARs awarded to a participant. The Incentive Plan Committee shall determine the terms and conditions of any SAR. The terms and conditions shall be confirmed in and be subject to an agreement between the Company and the participant. If granted in conjunction with options, an SAR shall be exercisable for and during the same period as the corresponding options. Upon exercise of an SAR, a participant shall receive an amount in cash, shares of Common Stock or both equal to (i) the excess of the fair market value of the Common Stock over the option price per share (if the SAR is granted in conjunction with an option), multiplied by (ii) the number of shares of Common Stock subject to the SAR. In the case of an SAR granted on a stand alone basis, the Incentive Plan Committee shall determine in its discretion the value to be used in lieu of the option price. In no event shall an SAR granted in tandem with an incentive stock option be exercised unless the fair market value of the Common Stock at the time of the exercise exceeds the option price. With respect to participants who are subject to Section 16(b) of the 1934 Act (generally officers and directors of the Company) ("16(b) Persons"), the Incentive Plan Committee may require that the SARs be exercised in compliance with Rule 16b-3, including the requirement that an SAR not be exercisable within the first six months of its term. The transferability and termination provisions of an SAR are as set forth above with respect to stock options.

    RESTRICTED STOCK. Restricted Stock awards are grants of shares of Common Stock that are subject to certain restrictions and to a risk of forfeiture. The Incentive Plan Committee in its discretion shall determine the persons to whom Restricted Stock shall be granted, the number of shares of Restricted Stock to be granted to each participant, the periods for which Restricted Stock is restricted, and any other restrictions to which the Restricted Stock is subject. The Incentive Plan Committee may condition the award of Restricted Stock on such performance goals and other criteria as it may determine. The terms and conditions of the Restricted Stock shall be confirmed in and subject to an agreement between the Company and the participant. During the restriction period, the Incentive Plan Committee may require that the certificates evidencing the Restricted Stock be held by the Company. During the restriction period, the Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered. Other than the foregoing restrictions imposed by the Incentive Plan Committee, the participant shall have all the rights of a holder of Common Stock. If a participant's employment terminates during the restriction period due to death or disability, the restrictions on the Restricted Stock shall lapse. If a participant's employment shall terminate for any other reason, unless otherwise agreed by the Incentive Plan Committee, the remaining Restricted Stock shall be forfeited by the participant to the Company.

    DEFERRED STOCK. Deferred Stock awards are grants of rights to receive shares of Common Stock, cash or a combination thereof at the end of a specified deferral period. The Incentive Plan Committee in its discretion shall determine the persons to whom Deferred Stock shall be granted, the number of shares of Deferred Stock to be granted to each participant, the duration of the period prior to which Common Stock will be delivered, the conditions under which receipt of the Common Stock will be deferred, and any other terms and conditions of the granting of the award. The terms and conditions of the Deferred Stock shall be confirmed in and subject to an agreement between the Company and the participant. The Incentive Plan Committee may condition the award of Deferred Stock on such performance goals and criteria that it may determine. During the deferral period, the Deferred Stock may not be sold, assigned, transferred, pledged or otherwise encumbered. At the expiration of the deferral period, the Incentive Plan Committee may deliver to the participant Common Stock, cash equal to the fair market value of such Common Stock or a combination thereof for the shares covered by the Deferred Stock awards. Cash dividends on Common Stock subject to Deferred Stock awards shall be automatically deferred and reinvested in Deferred Stock and stock dividends on Common Stock subject to Deferred Stock awards shall be paid in the form of Deferred Stock. If a participant's employment terminates during the deferral period due to death or disability, the deferral restrictions shall lapse. If a participant's employment terminates for any other reason, unless otherwise agreed by the Incentive Plan Committee, the rights to the shares still covered by Deferred Stock awards shall be forfeited by the participant.

    BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS. The Incentive Plan Committee is authorized to grant shares of Common Stock as a bonus free of restrictions, or to grant shares of Common Stock or other awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements, subject to such terms as the Incentive Plan Committee may specify.

    DIVIDEND EQUIVALENTS. The Incentive Plan Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of Common Stock, other awards or other property equal in value to dividends paid on a specified number of shares of Common Stock. Dividend equivalents may be granted on a free-standing basis or in connection with another award, may be paid currently or on a deferred basis, and, if deferred, may be deemed to have been reinvested in additional shares of Common Stock, awards or other investment vehicles specified by the Incentive Plan Committee.

    OTHER STOCK-BASED AWARDS. The Incentive Plan authorizes the Incentive Plan Committee to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to the Common Stock. Such awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares, purchase rights for shares, awards with value and payment contingent upon performance of the Company or any other factors designated by the Incentive Plan Committee, and awards valued by reference to the book value of shares of Common Stock or the value of securities of or the performance of specified subsidiaries. The Incentive Plan Committee shall determine the terms and conditions of such awards, including consideration to be paid to exercise awards in the nature of purchase rights, the period during which awards will be outstanding and forfeiture conditions and restrictions on awards.

    PERFORMANCE AWARDS, INCLUDING CASH INCENTIVE AWARDS. The right of a participant to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to such performance conditions as may be specified by the Incentive Plan Committee. In addition, the Incentive Plan authorizes specific cash incentive awards, which represent a conditional right to receive cash upon achievement of preestablished performance goals during calendar years, quarters or other periods specified by the Incentive Plan Committee. Performance awards and cash incentive awards granted to persons the Incentive Plan

Committee expects will, for the year in which a deduction arises, be among the Named Executive Officers, will, if so intended by the Incentive Plan Committee, be subject to provisions that should qualify such awards as "performance-based compensation" not subject to the limitation on tax deductibility by the Company under Section 162(m).

    The performance goals to be achieved as a condition or payment or settlement of a performance award or annual incentive award will consist of (i) one or more business criteria and (ii) a targeted level or levels of performance with respect to each business criteria. In the case of performance awards intended to meet the requirements of Section 162(m), the business criteria used must be one of those specified in the Incentive Plan, although for other participants the Incentive Plan Committee may specify any other criteria. The business criteria specified in the Incentive Plan are (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 or the Nasdaq-U.S. Index; (3) net income; (4) pre-tax earnings; (5) EBITDA; (6) pre-tax operating earnings after interest expense and before bonuses, service fees and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment;
(12) operating income before payment of executive bonuses; (13) earnings per share before payment of executive bonuses; (14) working capital; and (15) total revenues.

    In granting cash incentive awards, the Incentive Plan Committee may grant awards on an individual basis or may establish an unfunded cash incentive award "pool," in either case, the amount of which will be based upon the achievement of a performance goal or goals based on one or more of the business criteria described in the preceding paragraph. During the period required by Section 162(m), the Incentive Plan Committee will determine who will potentially receive cash incentive awards for the specified performance period, either individually or out of the pool or otherwise. After the end of the specified performance period, the Incentive Plan Committee will determine the amount, if any, of the maximum amount of any potential individual cash incentive award payable to a participant or the maximum amount of potential cash incentive awards payable to each participant in the pool. Pursuant to the amendment and restatement proposed hereby, the maximum cash incentive award payable to any one participant in any fiscal year shall not exceed 3.0% of the Company's gross revenues for such fiscal year. The Incentive Plan Committee may, in its discretion, determine that the amount payable as a final cash incentive award will be increased or reduced from the amount of any potential award, but may not exercise discretion to increase any such amount intended to qualify under Section 162(m).

    Subject to the requirements of the Incentive Plan, the Incentive Plan Committee will determine other performance award and cash incentive award terms, including the required levels of performance with respect to the business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. All determinations by the Incentive Plan Committee relating to performance awards and cash incentive awards will be made in writing with respect to any award intended to qualify under Section 162(m).

    OTHER TERMS OF AWARDS. Awards may be settled in the form of cash, shares, other awards or other property, in the discretion of the Incentive Plan Committee. The Incentive Plan Committee may accelerate the settlement of any award. The Incentive Plan Committee may also require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Incentive Plan Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Incentive Plan Committee is authorized to place cash, shares of Common Stock or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the Incentive Plan. The Incentive Plan Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of Common Stock or other property to be distributed will be withheld (or previously acquired shares of Common Stock or other property surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the Incentive Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death.

CHANGES IN CONTROL

    Upon the occurrence of a Change in Control (as hereinafter defined), the following shall occur: (i) all unexercised stock options and SARs shall become immediately exercisable, (ii) all restrictions on the Restricted Stock and deferral limitations on the Deferred Stock shall lapse and (iii) the performance goals and other conditions with respect to any outstanding performance award or cash incentive award shall be deemed satisfied in full, and such award shall be fully distributable, to the extent provided by the Incentive Plan Committee in an award agreement or otherwise. In addition, unless the Incentive Plan Committee provides otherwise in an option agreement, after the Change in Control a participant shall have the right to surrender all or part of the outstanding awards and receive in cash from the Company the following amount for each award:
(i) the excess of the Change in Control Price over the exercise price of the award, multiplied by (ii) the number of shares of Common Stock subject to the award. The "Change in Control Price" is the higher of (i) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed or on the Nasdaq Stock Market during the 60-day period prior to the Change of Control, or (ii) if the Change in Control event is a tender offer, merger or other reorganization, the highest price to be paid per share of Common Stock in such transaction.

    For purposes of the Incentive Plan, a "Change in Control" shall be deemed to have occurred if (i) any corporation, person or other entity (other than the Company, a majority-owned subsidiary of the Company or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or maintained by the Company), including a "group" as defined in Section 13(d)(3) of the 1934 Act, becomes the beneficial owner of stock representing more than the greater of (a) 25% of the combined voting power of the Company's then outstanding securities or
(b) the percentage of the combined voting power of the Company's then outstanding securities which equals (1) 10% plus (2) the percentage of the combined voting power of the Company's outstanding securities held by such corporation, person or entity on the effective date of the Incentive Plan;
(ii)(a) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation other than a majority-owned subsidiary of the Company, or to sell or otherwise dispose of all or substantially all of the Company's assets, and (b) the persons who were the members of the Board of Directors of the Company prior to such approval do not represent a majority of the directors of the surviving, resulting or acquiring entity or the parent thereof; (iii) the stockholders of the Company approve a plan of liquidation of the Company; or (iv) within any period of 24 consecutive months, persons who were members of the Board of Directors of the Company immediately prior to such 24-month period, together with any persons who were first elected as directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) during such 24-month period by or upon the recommendation of persons who were members of the Board of Directors of the Company immediately prior to such 24-month period and who constituted a majority of the Board of Directors of the Company at the time of such election, cease to constitute a majority of the Board.

DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES

    The following summary of Federal income tax consequences with respect to awards under the Incentive Plan is not comprehensive and is based upon laws and regulations currently in effect. Such laws and regulations are subject to change.

    STOCK OPTIONS. There are generally no Federal income tax consequences either to the participant or to the Company upon the grant of a stock option. On exercise of an incentive stock option, the participant will not recognize any income and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the participant under the alternative minimum tax provisions of the Code. Generally, if the participant disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the participant will recognize compensation income and the Company will be entitled to a deduction for tax purposes in the amount of the excess of the fair market value of the shares on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the participant will be treated as a capital gain. On exercise of a non-qualified stock option, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price (the "spread") will generally be taxable to the participant as compensation income and will generally be deductible for tax purposes by the Company. In determining the amount of the spread or the amount of consideration paid to the participant, the fair market value of the Common Stock on the date of exercise generally is used. However, in the case of a 16(b) Person, the fair market value will be determined six months after the date on which the option was granted if such date is later than the exercise date, unless such participant elects to be taxed based on the fair market value at the date of exercise. Any such election, a "Section 83(b) Election", must be made and filed with the IRS within 30 days after exercise in accordance with the regulations under Section 83(b) of the Code. The Company, in computing its Federal income tax, will be entitled to a deduction in an amount equal to the compensation taxable to the participant.

    STOCK APPRECIATION RIGHTS. Upon the grant of an SAR, the participant will not recognize any taxable income and the Company will not be entitled to a deduction. Upon the exercise of an SAR, the consideration paid to the participant upon exercise of the SAR will constitute compensation taxable to the participant as ordinary income. In determining the amount of the consideration paid to the participant upon the exercise of an SAR for Common Stock, the fair market value of the shares on the date of exercise generally is used. However, in the case of a 16(b) Person, the fair market value will be determined six months after the date on which the SAR was granted if such date is later than the exercise date, unless such participant makes a Section 83(b) Election to be taxed based on the fair market value at the date of exercise. The Company, in computing its Federal income tax, generally will be entitled to a deduction in an amount equal to the compensation taxable to the participant.

    OTHER AWARDS. With respect to awards granted under the Incentive Plan that result in the payment or issuance of cash or shares of Common Stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received. Thus, deferral of the time of payment or issuance will generally result in the deferral of the time at which the participant will be liable for income taxes with respect to such payment or issuance. The Company generally will be entitled to a deduction in an amount equal to the ordinary income received by the participant. With respect to awards involving the issuance of shares of Common Stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property becomes transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction in an amount equal to the ordinary income received by the participant. A participant may make a Section 83(b) Election to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture. However, if the participant subsequently forfeits such shares or property, such participant would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which such participant previously paid tax. The participant must file the Section 83(b) Election with the Internal Revenue Service within 30 days of the receipt of the shares or other property.

    SECTION 162(m) OF THE CODE. Section 162(m) of the Code generally disallows a public company's tax deduction for compensation to the Named Officers in excess of $1,000,000 in any tax year. Compensation that qualifies as "performance-based compensation" is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the company that pays it.

    The Company intends that options, SARs granted with an exercise price equal to at least 100% of fair market value of the underlying shares at the date of grant, and annual incentive awards and certain long-term performance-based awards granted to employees whom the Incentive Plan Committee expects to be Named Executive Officers at the time a deduction arises in connection with such awards, qualify as "performance-based compensation." Accordingly, such awards should not be subject to the Section 162(m) deductibility cap of $1,000,000. Other awards may be granted under the Incentive Plan which do not qualify as "performance-based compensation" that is fully deductible by the Company under
Section 162(m), so that compensation paid to persons who are Named Executive Officers in connection with such awards will, to the extent such compensation and other compensation subject to the Section 162(m) deductibility cap in a given year exceeds $1,000,000, be subject to the Section 162(m) deductibility cap.

    PARACHUTE PAYMENTS. In the event any payments or rights accruing to a participant upon a Change in Control, or any other payments awarded or accelerated under the Incentive Plan, constitute "parachute payments" under
Section 280G of the Code, depending upon the amount of such payments accruing and the other income of the participant from the Company, the participant may be subject to a 20% excise tax (in addition to ordinary income tax) and the Company may be disallowed a deduction for the amount of any excess parachute payment.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S 1995 EMPLOYEE INCENTIVE COMPENSATION PLAN.

                                 PROPOSAL NO. 3
                    RATIFICATION OF APPOINTMENT OF AUDITORS

    The Company's Board of Directors, upon the recommendation of the Company's Audit Committee, has appointed Ernst & Young LLP, independent certified public accountants, as auditors of the Company's financial statements for the fiscal year ending May 31, 1997. Ernst & Young LLP has acted as auditors for the Company since 1991.

    The Board has determined to afford stockholders the opportunity to express their opinions on the matter of auditors, and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the Board's appointment of Ernst & Young LLP. If a majority of the shares voted affirmatively or negatively at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Ernst & Young LLP, the Board of Directors will interpret this as an instruction to seek other auditors.

    It is expected that representatives of Ernst & Young LLP will be present at the meeting and will be available to respond to questions. They will be given an opportunity to make a statement if they desire to do so.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY'S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING MAY 31, 1997.

                             MISCELLANEOUS MATTERS

    SOLICITATION -- The cost of this proxy solicitation will be borne by the Company. The Company has engaged its transfer agent, American Stock Transfer and Trust Company LLP, to assist in the required search for beneficial owners of the Company's Common Stock and in the distribution of proxy materials. The Company may also request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at the Company's expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by the Company for their reasonable out-of-pocket expenses of solicitation. The Company does not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.

    PROPOSALS OF STOCKHOLDERS -- Proposals of stockholders intended to be considered at the 1997 Annual Meeting of Stockholders must be received by the Secretary of the Company not less than 120 days nor more than 150 days prior to September 13, 1997.

    ADDITIONAL INFORMATION -- The Company will furnish, without charge, a copy of its Annual Report on Form 10-K for its fiscal year ended May 31, 1996, as filed with the Commission, upon the written request of any person who is a stockholder as of the Record Date. Requests for such materials should be directed to Platinum Entertainment, Inc., 2001 Butterfield Road, Suite 1400, Downers Grove, Illinois 60515, Attention: Douglas C. Laux.

                                          By order of the Board of Directors

                                          Steven Devick
                                          CHAIRMAN OF THE BOARD

Downers Grove, Illinois
September 13, 1996

                             PLATINUM ENTERTAINMENT, INC.

                      1995 EMPLOYEE INCENTIVE COMPENSATION PLAN


                    AS AMENDED AND RESTATED EFFECTIVE JUNE 1, 1996

                                  TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I

ESTABLISHMENT...............................................................P-6
    1.1    PURPOSE..........................................................P-6

ARTICLE II

DEFINITIONS.................................................................P-6
    2.1    "AFFILIATE"......................................................P-6
    2.2    "AGREEMENT" or "AWARD AGREEMENT".................................P-6
    2.3    "AWARD"..........................................................P-7
    2.4    "BENEFICIARY"....................................................P-7
    2.5    "BOARD OF DIRECTORS" or "BOARD"..................................P-7
    2.6    "CASH INCENTIVE AWARD"...........................................P-7
    2.7    "CAUSE"..........................................................P-7
    2.8    "CHANGE IN CONTROL" and "CHANGE IN CONTROL PRICE"................P-7
    2.9    "CODE" or "INTERNAL REVENUE CODE"................................P-7
    2.10   "COMMISSION".....................................................P-7
    2.11   "COMMITTEE"......................................................P-8
    2.12   "COMMON STOCK"...................................................P-8
    2.13   "COMPANY"........................................................P-8
    2.14   "COVERED EMPLOYEE"...............................................P-8
    2.15   "DEFERRED STOCK".................................................P-8
    2.16   "DISABILITY".....................................................P-8
    2.17   "DISINTERESTED PERSON"...........................................P-8
    2.18   "DIVIDEND EQUIVALENT"............................................P-8
    2.19   "EFFECTIVE DATE".................................................P-8
    2.20   "EXCHANGE ACT"...................................................P-9
    2.21   "FAIR MARKET VALUE"..............................................P-9
    2.22   "GRANT DATE".....................................................P-9
    2.23   "INCENTIVE STOCK OPTION".........................................P-9
    2.24   "NASDAQ".........................................................P-9
    2.25   "NON-EMPLOYEE DIRECTOR"..........................................P-9
    2.26   "NON-QUALIFIED STOCK OPTION".....................................P-9
    2.27   "OPTION".........................................................P-9
    2.28   "OPTION PERIOD"..................................................P-9
    2.29   "OPTION PRICE"...................................................P-9
    2.31   "PARTICIPANT"....................................................P-9
    2.32   "PERFORMANCE AWARD".............................................P-10
    2.33   "PLAN"..........................................................P-10
    2.34   "REPRESENTATIVE"................................................P-10
    2.35   "RESTRICTED STOCK"..............................................P-10
    2.36   "RETIREMENT"....................................................P-10

                                                                            PAGE

    2.37   "RULE 16b-3"and "RULE 16a-1(c)(3)"..............................P-10
    2.38   "SECURITIES ACT"................................................P-10
    2.39   "STOCK APPRECIATION RIGHT"......................................P-10
    2.40   "STOCK OPTION" .................................................P-11
    2.41   "TERMINATION OF EMPLOYMENT".....................................P-11

ARTICLE III

ADMINISTRATION.............................................................P-11
    3.1    COMMITTEE STRUCTURE AND AUTHORITY...............................P-11

ARTICLE IV

STOCK SUBJECT TO PLAN......................................................P-14
    4.1    NUMBER OF SHARES................................................P-14
    4.2    RELEASE OF SHARES...............................................P-14
    4.3    RESTRICTIONS ON SHARES..........................................P-14
    4.4    STOCKHOLDER RIGHTS..............................................P-15
    4.5    BEST EFFORTS TO REGISTER........................................P-15
    4.6    ANTI-DILUTION...................................................P-15

ARTICLE V

ELIGIBILITY................................................................P-16
    5.1    ELIGIBILITY.....................................................P-16

ARTICLE VI

STOCK OPTIONS..............................................................P-16
    6.1    GRANT OF STOCK OPTIONS TO PARTICIPANTS WHO ARE NOT NON-EMPLOYEE
           DIRECTORS.......................................................P-16
    6.2    GRANT OF DIRECTOR OPTIONS.......................................P-17
    6.3    TERMS AND CONDITIONS............................................P-17
    6.4    TERMINATION BY REASON OF DEATH..................................P-20
    6.5    TERMINATION BY REASON OF DISABILITY.............................P-20
    6.6    OTHER TERMINATION...............................................P-20
    6.7    CASHING OUT OF OPTION...........................................P-21

ARTICLE VII

STOCK APPRECIATION RIGHTS..................................................P-21
    7.1    GENERAL.........................................................P-21
    7.2    GRANT...........................................................P-21
    7.3    TERMS AND CONDITIONS............................................P-22

                                                                            PAGE

ARTICLE VIII

RESTRICTED STOCK...........................................................P-23
    8.1    GENERAL.........................................................P-23
    8.2    AWARDS AND CERTIFICATES.........................................P-24
    8.3    TERMS AND CONDITIONS............................................P-24

ARTICLE IX

DEFERRED STOCK.............................................................P-25
    9.1    GENERAL.........................................................P-25
    9.2    TERMS AND CONDITIONS............................................P-25

ARTICLE X

OTHER AWARDS...............................................................P-26
    10.1   BONUS STOCK AND AWARDS IN LIEU OF OBLIGATIONS...................P-27
    10.2   DIVIDEND EQUIVALENTS............................................P-27
    10.3   OTHER STOCK-BASED AWARDS........................................P-27
    10.4   PERFORMANCE AWARDS..............................................P-27

ARTICLE XI

PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THE PLAN.....................P-30
    11.1   LIMITED TRANSFER DURING OFFERING................................P-31
    11.2   COMMITTEE DISCRETION............................................P-31
    11.3   NO COMPANY OBLIGATION...........................................P-31

ARTICLE XII

CHANGE IN CONTROL PROVISIONS...............................................P-31
    12.1   IMPACT OF EVENT.................................................P-31
    12.3   CHANGE IN CONTROL PRICE.........................................P-33

ARTICLE XIII

MISCELLANEOUS..............................................................P-33
    13.1   AMENDMENTS AND TERMINATION......................................P-33
    13.2   STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS..........P-34
    13.3   FORM AND TIMING OF PAYMENT UNDER AWARDS; DEFERRALS..............P-35
    13.4   STATUS OF AWARDS UNDER CODE SECTION 162(m)......................P-35
    13.5   UNFUNDED STATUS OF PLAN; LIMITS ON TRANSFERABILITY..............P-35
    13.6   GENERAL PROVISIONS..............................................P-35
    13.7   MITIGATION OF EXCISE TAX........................................P-37
    13.8   RIGHTS WITH RESPECT TO CONTINUANCE OF EMPLOYMENT................P-38

                                                                            PAGE

    13.9   AWARDS IN SUBSTITUTION FOR AWARDS GRANTED BY OTHER
           CORPORATIONS....................................................P-38
    13.10  PROCEDURE FOR ADOPTION..........................................P-38
    13.11  PROCEDURE FOR WITHDRAWAL........................................P-38
    13.12  DELAY...........................................................P-39
    13.13  HEADINGS........................................................P-39
    13.14  SEVERABILITY....................................................P-39
    13.15  SUCCESSORS AND ASSIGNS..........................................P-39
    13.16  ENTIRE AGREEMENT................................................P-39

                             PLATINUM ENTERTAINMENT, INC.
                      1995 EMPLOYEE INCENTIVE COMPENSATION PLAN


                                      ARTICLE I

                                    ESTABLISHMENT

    1.1    PURPOSE.

    The Platinum Entertainment, Inc. 1995 Employee Incentive Compensation Plan ("Plan") previously established by Platinum Entertainment, Inc. ("Company") and amended and restated effective as of January 1, 1996 is hereby amended and restated in its entirety, effective as of June 1, 1996. The purpose of the Plan is to promote the overall financial objectives of the Company and its stockholders by motivating those persons selected to participate in the Plan to achieve long-term growth in stockholder equity in the Company and by retaining the association of those individuals who are instrumental in achieving this growth. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as defined herein) to the extent deemed appropriate by the Committee (as defined herein). The Plan as amended and restated and the grant of awards thereunder, to the extent affected by the amendment and restatement or granted after the effective date of the amendment and restatement, are expressly conditioned upon the Plan's approval by the stockholders of the Company. If such approval is not obtained, then this Plan and all Awards (as defined herein) to the extent affected by the amendment and restatement or granted after the effective date of the amendment and restatement hereunder shall be null and void AB INITIO. The Plan as amended and restated is adopted, subject to stockholder approval, effective as of June 1, 1996.


                                      ARTICLE II

                                     DEFINITIONS

    For purposes of the Plan, the following terms are defined as set forth below:

    2.1 "AFFILIATE" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

    2.2 "AGREEMENT" or "AWARD AGREEMENT" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which an Award is granted to a Participant.

    2.3 "AWARD" means any Option, SAR, Restricted Stock, Deferred Stock, Stock, Dividend Equivalent, Other Stock-Based Award, Performance Award or Cash Incentive Award, together with any other right or interest granted to a Participant under the Plan.

    2.4 "BENEFICIARY" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted hereunder. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

    2.5 "BOARD OF DIRECTORS" or "BOARD" means the Board of Directors of the Company.

    2.6 "CASH INCENTIVE AWARD" means a conditional right granted to a Participant under Section 10.4(c) hereof to receive a cash payment, unless otherwise determined by the Committee, after the end of a specified period.

    2.7 "CAUSE" shall mean, for purposes of whether and when a Participant has incurred a Termination of Employment for Cause, any act or omission which permits the Company to terminate the written agreement or arrangement between the Participant and the Company or an Affiliate for "cause" as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause" or a substantially equivalent term, then Cause shall mean (a) any act or failure to act deemed to constitute cause under the Company's established practices, policies or guidelines applicable to the Participant or (b) the Participant's act or act of omission which constitutes gross misconduct with respect to the Company or an Affiliate in any material respect, including, without limitation, an act or act of omission of a criminal nature, the result of which is detrimental to the interests of the Company or an Affiliate, or conduct, or the omission of conduct, which constitutes a material breach of a duty the Participant owes to the Company or an Affiliate.

    2.8 "CHANGE IN CONTROL" and "CHANGE IN CONTROL PRICE" have the meanings set forth in Sections 12.2 and 12.3, respectively.

    2.9 "CODE" or "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended, Treasury Regulations (including proposed regulations) thereunder and any subsequent Internal Revenue Code.

    2.10 "COMMISSION" means the Securities and Exchange Commission or any successor agency.

    2.11 "COMMITTEE" means the person or persons appointed to administer this Plan, as further described herein.

    2.12 "COMMON STOCK" means the shares of the regular voting Common Stock, $.001 par value, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

    2.13 "COMPANY" means Platinum Entertainment, Inc., a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

    2.14 "COVERED EMPLOYEE" means a Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

    2.15   "DEFERRED STOCK" means a right, granted to a Participant under
Section 9.1 hereof, to receive Common Stock, cash or a combination thereof at the end of a specified deferral period.

    2.16 "DISABILITY" means a mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred while participating in a criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

    2.17 "DISINTERESTED PERSON" shall have the meaning set forth in Rule 16b-3, or any successor definition adopted by the Commission, and shall mean a person who is also an "outside director" under Section 162(m) of the Code.

    2.18   "DIVIDEND EQUIVALENT" means a right, granted to a Participant under
Section 10.2, to receive cash, Common Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock.

    2.19 "EFFECTIVE DATE" means as to the Plan's amendment and restatement, June 1, 1996.

    2.20 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

    2.21 "FAIR MARKET VALUE" means the fair market value of Common Stock, Awards, or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee and in the event of grants of Directors Options under Section 6.2, the Fair Market Value per share of Common Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

    2.22 "GRANT DATE" means the date as of which an Award is granted pursuant to the Plan.

    2.23 "INCENTIVE STOCK OPTION" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

    2.24 "NASDAQ" means The Nasdaq Stock Market, including the Nasdaq National Market.

    2.25 "NON-EMPLOYEE DIRECTOR" means each and any director who serves on the Board and who is not an officer or employee of the Company or any of its Affiliates.
    2.26 "NON-QUALIFIED STOCK OPTION" means an Option to purchase Common Stock in the Company granted under the Plan, the taxation of which is pursuant to Section 83 of the Code.

    2.27 "OPTION" means a right, granted to a Participant under Section 6.1 hereof, to purchase Common Stock or other Awards at a specified price during specified time periods.

    2.28 "OPTION PERIOD" means the period during which an Option shall be exercisable in accordance with the related Agreement and Article VI.

    2.29 "OPTION PRICE" means the price at which the Common Stock may be purchased under an Option as provided in Section 6.3(b).

    2.30 "OTHER STOCK BASED AWARDS" means Awards granted to a Participant under Section 10.3 hereof.

    2.31 "PARTICIPANT" means a person who satisfies the eligibility conditions of Article V and to whom an Award has been granted by the Committee under the Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term "Participant" shall mean such

Representative. The term shall also include a trust for the benefit of the Participant, a partnership the interest of which is held by or for the benefit of the Participant, the Participant's parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with Rule 16b-3. Notwithstanding the foregoing, the term "Termination of Employment" shall mean the Termination of Employment of the person to whom the Award was originally granted.

    2.32   "PERFORMANCE AWARD" means a right, granted to a Participant under
Section 10.4 hereof, to receive Awards based upon performance criteria specified by the Committee.

    2.33   "PLAN" means the Platinum Entertainment, Inc. 1995 Employee
Incentive Compensation Plan, as herein set forth and as may be amended from time to time.

    2.34 "REPRESENTATIVE" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant's death; or (d) any person to whom an Option has been transferred with the permission of the Committee; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

    2.35   "RESTRICTED STOCK" means Common Stock granted to a Participant under
Section 8.1 hereof, that is subject to certain restrictions and to a risk of forfeiture.

    2.36 "RETIREMENT" means the Participant's Termination of Employment after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or an Affiliate, if the Participant is covered by such a plan, or if the Participant is not covered by such a plan, then age 65, or age 55 with the accrual of 10 years of service.

    2.37 "RULE 16b-3"and "RULE 16a-1(c)(3)" mean Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
Section 16 of the Exchange Act.

    2.38 "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

    2.39   "STOCK APPRECIATION RIGHT" means a right granted under Article VII.

    2.40 "STOCK OPTION" means a right, granted to a Participant under Sections 6.1 or 6.2 hereof, to purchase Common Stock.

    2.41 "TERMINATION OF EMPLOYMENT" means the occurrence of any act or event, whether pursuant to an employment agreement or otherwise, that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer, independent contractor, director or employee of the Company or of any Affiliate of the Company, or to be an officer, independent contractor, director or employee of any entity that provides services to the Company or a Affiliate of the Company, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of all businesses owned or operated by the Company or its Affiliates. With respect to any person who is not an employee with respect to the Company or a Affiliate of the Company, the Agreement shall establish what act or event shall constitute a Termination of Employment for purposes of the Plan. A transfer of employment from the Company to a Affiliate, or from a Affiliate to the Company, will not be a Termination of Employment, unless expressly determined by the Committee. A Termination of Employment shall occur for an employee who is employed by a Affiliate of the company if the Affiliate shall cease to be a Affiliate and the Participant shall not immediately thereafter become an employee of the Company or a Affiliate of the Company.

    In addition, certain other terms used herein have definitions given to them in the first place in which they are used.


                                     ARTICLE III

                                    ADMINISTRATION

    3.1 COMMITTEE STRUCTURE AND AUTHORITY. Prior to the date of the first registration of an equity security of the Company under the Exchange Act (the "Registration Date"), the Plan shall be administered by the Board of Directors. From and after the Registration Date, the Plan shall be administered by the Committee which shall be comprised of one or more persons. The Committee shall be the Compensation Committee of the Board of Directors, unless such committee does not exist or the Board establishes or identifies another committee whose purpose is the administration of this Plan; provided that only those members of the Committee who participate in the decision relative to Awards under this Plan shall be deemed to be the "Committee" for purposes of this Plan. The Committee shall be comprised of such number of Disinterested Persons as is required for application of Rule 16b-3 and the deduction of compensation under Section 162(m) of the Code. In the absence of an appointment, the Board or the portion thereof that is a Disinterested Person shall be the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including by telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

    Among other things, the Committee shall have the authority, subject to the terms of the Plan and the limitation of section (c)(2)(ii) of Rule 16b-3 so that the Plan is described in that section:

           (a) to select those persons to whom Awards may be granted from time to time;

           (b) to determine whether and to what extent Awards or any combination thereof are to be granted hereunder;

           (c) to determine the number of shares of Common Stock to be covered by each stock-based Award granted hereunder;

           (d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option Price, the Option Period, any exercise restriction or limitation and any exercise acceleration, forfeiture or waiver regarding any Award, any shares of Common Stock relating thereto, any performance criteria and the satisfaction of each criteria);

           (e) to adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section 13.1;

           (f) to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred;

           (g) to determine under what circumstances an Award may be settled in cash or Common Stock;

           (h) to provide for the forms of Agreements to be utilized in connection with the Plan;

           (i) to determine whether a Participant has a Disability or a Retirement;

           (j) to determine what securities law requirements are applicable to the Plan, Awards and the issuance of shares of Common Stock under the Plan and to require of a Participant that appropriate action be taken with respect to such requirements;

           (k) to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Awards;

           (l) to interpret and make final determinations with respect to the remaining number of shares of Common Stock available under this Plan;

           (m) to require, as a condition of the exercise of an Award or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any Federal, state or local taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

           (n) to determine whether and with what effect a Participant has incurred a Termination of Employment;

           (o) to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

           (p) to determine the restrictions or limitations on the transfer of Common Stock;

           (q) to determine whether an Award is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Agreement;

           (r) to determine the permissible methods of Award exercise and payment, including cashless exercise arrangements;

           (s) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and

           (t) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

    The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to Awards granted at different times or to different Participants.

    Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. No determination shall be subject to DE NOVO review if challenged in court.


                                      ARTICLE IV

                                STOCK SUBJECT TO PLAN

    4.1 NUMBER OF SHARES. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be 5,000,000 shares of Common Stock authorized for issuance on the Effective Date (after taking into account the 1-for-25 reverse stock split effected on March 4, 1996 (the "Reverse Split"). In any one fiscal year, shares of Common Stock covered by Awards issued during such year shall not exceed the greater of (i) 500,000 shares (after taking into account the Reverse Split and subject to adjustment under Section 4.6) and (ii) ten percent (10%) of the shares of Common Stock outstanding at the date of the Annual Meeting of the Stockholders of the Company held during such fiscal year. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

    4.2 RELEASE OF SHARES. The Committee shall have full authority to determine the number of shares of Common Stock available for Award, and in its discretion may include (within limitation) as available for distribution any shares of Common Stock that have ceased to be subject to an Award, any shares of Common Stock subject to any Award that are forfeited, any Award that otherwise terminates without issuance of shares of Common Stock being made to the Participant, or any shares (whether or not restricted) of Common Stock that are received by the Company in connection with the exercise of an Award, including the satisfaction of any tax liability or the satisfaction of a tax withholding obligation. If any shares could not again be available for Options to a particular Participant under applicable law, such shares shall be available exclusively for Options to Participants who are not subject to such limitations.

    4.3 RESTRICTIONS ON SHARES. Shares of Common Stock issued as or in conjunction with an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in an Award Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange or NASDAQ (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under Federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of an Award. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Award to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

    4.4 STOCKHOLDER RIGHTS. No person shall have any rights of a stockholder as to shares of Common Stock subject to an Award until, after proper exercise of the Award or other action required, such shares shall have been recorded on the Company's official stockholder records as having been issued and transferred. Upon exercise of the Award or any portion thereof, the Company will have thirty (30) days in which to issue the shares, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued and transferred in the Company's official stockholder records, except as provided herein or in an Agreement.

    4.5 BEST EFFORTS TO REGISTER. The Company will register under the Securities Act the Common Stock delivered or deliverable pursuant to Awards on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon after stockholder approval of the Plan as the Committee, in its sole discretion, shall deem such registration appropriate. The Company will use its best efforts to cause the registration statement to become effective and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the Option Period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all shares delivered pursuant to any Award.

    4.6 ANTI-DILUTION. In the event of any Company stock dividend, stock split, reverse stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company stock offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee shall adjust or substitute, as the case may be, the number of shares of Common Stock available for Awards under the Plan, the number of shares of Common Stock covered by outstanding Awards, the maximum number of Awards available for grant to any

Participant for a stated period of time (including the maximum number of Stock Appreciation Rights), the number of Director Options granted pursuant to Section 6.2, the exercise price per share of outstanding Awards, and performance conditions and any other characteristics or terms of the Awards as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that the Committee may limit any such adjustment so as to maintain the deductibility of the Awards under Section 162(m) of the Code and that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional shares as shall reasonably be determined by the Committee.


                                      ARTICLE V

                                     ELIGIBILITY

    5.1 ELIGIBILITY. Except as herein provided, the persons who shall be eligible to participate in the Plan and be granted Awards shall be those persons who are directors, officers, employees and consultants of the Company or any subsidiary of the Company, who shall be in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Company and its Subsidiaries. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award with respect to Participants, the Committee may give consideration to the person's functions and responsibilities, the person's contributions to the Company and its Subsidiaries, the value of the individual's service to the Company and its Subsidiaries and such other factors deemed relevant by the Committee. The Committee may designate in writing any person who is not eligible to participate in the Plan if such person would otherwise be eligible to participate in this Plan (and members of the Committee, except as provided in Section 6.2, are expressly excluded to the extent such persons are intended to be Disinterested Persons).


                                      ARTICLE VI

                                    STOCK OPTIONS

    6.1 GRANT OF STOCK OPTIONS TO PARTICIPANTS WHO ARE NOT NON-EMPLOYEE DIRECTORS. The Committee shall have authority to grant Stock Options under the Plan at any time or from time to time, to Participants who are not Non-Employee Directors. The grant of a Stock Option to such Participants shall occur as of the date the Committee determines. Stock Options to such Participants may be granted alone or in addition to other Awards and may be either Incentive Stock Options or Non-Qualified Stock Options. An Option shall entitle such Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement (the terms and provisions of which may differ from other Agreements), including, without limitation, payment of the Option Price. During any fiscal year, and subject to the limitation set forth in Section 4.1, Options to purchase no more than 500,000 shares of Common Stock (after taking into account the Reverse Split, and subject to adjustment under Section 4.6) shall be granted to any Participant.

    Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Participant. Only a person who is a common-law employee of the Company, any parent corporation of the Company or a subsidiary (as such terms are defined in Section 424 of the Code) on the date of grant shall be eligible to be granted an Option which is intended to be and is an Incentive Stock Option. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under
Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under such Section 422.

    6.2 GRANT OF DIRECTOR OPTIONS. On March 1, 1996, subject to availability of shares of Common Stock under the Plan, each Non-Employee Director who is still a Non-Employee Director on such date shall be granted an option ("Director Option") to purchase 375,000 shares of Common Stock without further action by the Board or the Committee. Such Directors Options shall vest in three equal increments on each of the first three anniversaries of the closing of the initial public offering of the Company's Common Stock subject to the Non-Employee Director continuing to be a Non-Employee Director on the vesting date. If the number of shares of Common Stock available to grant under the Plan on the scheduled date of grant is insufficient to make all automatic grants required to be made pursuant to the Plan on such date, then each Non-Employee Director shall receive a Director Option to purchase a pro rata number of the remaining shares of Common Stock available under the Plan; provided further, however, that if such proration results in fractional shares of Common Stock, then such Director Option shall be rounded down to the nearest number of whole shares of Common Stock. In all events, the price at which the Common Stock may be purchased under the Director Option shall be the per share price to the public as set forth in the Prospectus delivered in connection with the initial public offering of the Company's Common Stock. Each Director Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Director Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Non-Employee Director.

    6.3 TERMS AND CONDITIONS. Stock Options shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

           (a) OPTION PERIOD. The Option Period of each Stock Option shall be fixed by the Committee; provided that no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted. In the case of an Incentive Stock Option granted to an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), the Option Period shall not exceed five (5) years from the date of grant. No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date the Plan is adopted by the Company or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

           (b) OPTION PRICE. The Option Price per share of the Common Stock purchasable under an Option shall be determined by the Committee; provided, however, that the Option Price per share shall be not less than the Fair Market Value per share on the date the Option is granted. If such Option is intended to qualify as an Incentive Stock Option and is granted to an individual who owns or who is deemed to own stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), the Option Price per share shall not be less than one hundred ten percent (110%) of such Fair Market Value per share.

           (c) EXERCISABILITY. Subject to Section 12.1, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Stock Option. If the Committee intends that an Option be an Incentive Stock Option, the Committee may, in its discretion, provide that the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock as to which such Incentive Stock Option which is exercisable for the first time during any calendar year shall not exceed $100,000.

           (d)     METHOD OF EXERCISE.  Subject to the provisions of this
    Article VI, a Participant may exercise Stock Options, in whole or in part, at any time during the Option Period by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Except when waived by the Committee, such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the

    Committee (including approval at the time of exercise), payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee and permitted in accordance with
    Section 6.3(e); (iii) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (v) by any combination of the foregoing or by any other method permitted by the Committee. If payment of the Option Price of a Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the number of shares of Common Stock to be received upon such exercise that is equal to the number of shares of Restricted Stock or Deferred Stock used for payment of the Option Price shall be subject to the same forfeiture restrictions or deferral limitations to which such Restricted Stock or Deferred Stock was subject, unless otherwise determined by the Committee. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted. No shares of Common Stock shall be issued until full payment therefor, as determined by the Committee, has been made. Subject to any forfeiture restrictions or deferral limitations that may apply if a Stock Option is exercised using Restricted Stock or Deferred Stock, a Participant shall have all of the rights of a stockholder of the Company holding the class of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the Participant has given written notice of exercise, has paid in full for such shares and such shares have been recorded on the Company's official stockholder records as having been issued or transferred.

           (e) COMPANY LOAN OR GUARANTEE. Upon the exercise of any Option and subject to the pertinent Agreement and the discretion of the Committee, the Company may at the request of the Participant:

                 (i) lend to the Participant an amount equal to such portion of the Option Price as the Committee may determine; or

                (ii) guarantee a loan obtained by the Participant from a third-party for the purpose of tendering the Option Price.

    The terms and conditions of any loan or guarantee, including the term, interest rate and any security interest thereunder and whether the loan shall be with recourse, shall be determined by the Committee, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of the aggregate Fair Market Value per share of the Common Stock on the date of exercise, less the par value of the shares of Common Stock to be purchased upon the exercise of the Award, or the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

           (f) NON-TRANSFERABILITY OF OPTIONS. Except as provided herein or in an Agreement and then only consistent with the intent that the Option be an Incentive Stock Option, no Stock Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution or by a designation of beneficiary effective upon the death of the Participant, and all Stock Options shall be exercisable during the Participant's lifetime only by the Participant. If and to the extent transferability is permitted by Rule 16b-3 or does not result in liability to any Participant and except as otherwise provided herein or by an Agreement, every Option granted hereunder shall be freely transferable, but only if such transfer does not result in liability under Section 16 of the Exchange Act to the Participant or other Participants and is consistent with registration of the Option and sale of Common Stock on Form S-8 (or a successor form) or is consistent with the use of Form S-8 (or the Committee's waiver of such condition) and consistent with an Award's intended status as an Incentive Stock Option (as applicable).

    6.4 TERMINATION BY REASON OF DEATH. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to death, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable for a period of ninety
(90) days following the date of the appointment of a Representative (or such other period or no period as the Committee may specify) or until the expiration of the Option Period, whichever period is the shorter.

    6.5 TERMINATION BY REASON OF DISABILITY. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to a Disability, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable by the Participant for the period of ninety (90) days (or such other period or no period as the Committee may specify) immediately following the date of such Termination of Employment or until the expiration of the Option Period, whichever period is shorter, and the Participant's death at any time following such Termination of Employment due to Disability shall not affect the foregoing. In the event of Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

    6.6 OTHER TERMINATION. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to Retirement, or the Termination of Employment is involuntary on the part of the

Participant (but is not due to death or Disability or with Cause), any Stock Option held by such Participant shall thereupon terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the lesser of the ninety (90) day period commencing with the date of such Termination of Employment or until the expiration of the Option Period. Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment which is either (a) voluntary on the part of the Participant (and is not due to Retirement) or (b) with Cause, the Option shall terminate immediately. Unless otherwise provided in an Agreement or determined by the Committee, the death or Disability of a Participant after a Termination of Employment otherwise provided herein shall not extend the time permitted to exercise an Option.

    6.7 CASHING OUT OF OPTION. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of any Stock Option with respect to which Option at least six months have elapsed since the Grant Date (provided that such limitation shall not apply to an Option granted to a Participant who has subsequently died) to be exercised by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is subject to the Option over the Option Price times the number of shares of Common Stock subject to the Option on the effective date of such cash-out. Cash-outs relating to Options held by Participants who are actually or potentially subject to Section 16(b) of the Exchange Act shall comply with the "window period" provisions of Rule 16b-3, to the extent applicable, and, in the case of cash-outs of Non-Qualified Stock Options held by such Participants, the Committee may determine Fair Market Value under the pricing rule set forth in Section 7.3(b).


                                     ARTICLE VII

                              STOCK APPRECIATION RIGHTS

    7.1 GENERAL. The Committee shall have authority to grant Stock Appreciation Rights under the Plan at any time or from time to time. Subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement, a Stock Appreciation Right shall entitle the Participant to surrender to the Company the Stock Appreciation Right and to be paid therefor in shares of the Common Stock, cash or a combination thereof as herein provided, the amount described in
Section 7.3(b).

    7.2 GRANT. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan, in which case the exercise of the Stock Appreciation Right shall require the cancellation of a corresponding portion of the Stock Option, and the exercise of a Stock Option shall result in the cancellation of a corresponding portion of the Stock Appreciation Right. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right may also be granted on a stand-alone basis. The grant of a Stock Appreciation Right shall occur as of the date the Committee determines. Each Stock Appreciation Right granted under this Plan shall be evidenced by an Agreement, which shall embody the terms and conditions of such Stock Appreciation Right and which shall be subject to the terms and conditions set forth in this Plan. During any fiscal year, and subject to the limitation set forth in Section 4.1, Stock Appreciation Rights covering no more than 500,000 shares of Common Stock (after taking into account the Reverse Split, and subject to adjustment under Section 4.6) shall be granted to any Participant.

    7.3 TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

           (a) PERIOD AND EXERCISE. The term of a Stock Appreciation Right shall be established by the Committee. If granted in conjunction with a Stock Option, the Stock Appreciation Right shall have a term which is the same as the Option Period and shall be exercisable only at such time or times and to the extent the related Stock Options would be exercisable in accordance with the provisions of Article VI. A Stock Appreciation Right which is granted on a stand-alone basis shall be for such period and shall be exercisable at such times and to the extent provided in an Agreement. Stock Appreciation Rights shall be exercised by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the portion of the Stock Appreciation Right to be exercised.

           (b) AMOUNT. Upon the exercise of a Stock Appreciation Right granted in conjunction with a Stock Option, a Participant shall be entitled to receive an amount in cash, shares of Common Stock or both as determined by the Committee or as otherwise permitted in an Agreement equal in value to the excess of the Fair Market Value per share of Common Stock over the Option Price per share of Common Stock specified in the related Agreement multiplied by the number of shares in respect of which the Stock Appreciation Right is exercised. In the case of a Stock Appreciation Right granted on a stand-alone basis, the Agreement shall specify the value to be used in lieu of the Option Price per share of Common Stock. The aggregate Fair Market Value per share of the Common Stock shall be determined as of the date of exercise of such Stock Appreciation Right.

           (c) SPECIAL RULES. In the case of Stock Appreciation Rights relating to Stock Options held by Participants who are actually or potentially subject to Section 16(b) of the Exchange Act:

                 (i) The Committee may require that such Stock Appreciation Rights be exercised only in accordance with the applicable "window period" provisions of Rule 16b-3;

                (ii) The Committee may provide that the amount to be paid upon exercise of such Stock Appreciation Rights (other than those relating to Incentive Stock Options) during a Rule 16b-3 "window period" shall be based on the highest mean sales price of the Common Stock on the principal exchange on which the Common Stock is traded, NASDAQ or other relevant market for determining value on any day during such "window period"; and

               (iii) No Stock Appreciation Right shall be exercisable during the first six months of its term, except that this limitation shall not apply in the event of death or Disability of the Participant prior to the expiration of the six-month period.

           (d) NON-TRANSFERABILITY OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights shall be transferable only when and to the extent that a Stock Option would be transferable under the Plan unless otherwise provided in an Agreement.

           (e) TERMINATION. A Stock Appreciation Right shall terminate at such time as a Stock Option would terminate under the Plan, unless otherwise provided in an Agreement.

           (f) EFFECT ON SHARES UNDER THE PLAN. Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4.2 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares of Common Stock covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

           (g) INCENTIVE STOCK OPTION. A Stock Appreciation Right granted in tandem with an Incentive Stock Option shall not be exercisable unless the Fair Market Value of the Common Stock on the date of exercise exceeds the Option Price. In no event shall any amount paid pursuant to the Stock Appreciation Right exceed the difference between the Fair Market Value on the date of exercise and the Option Price.


                                     ARTICLE VIII

                                   RESTRICTED STOCK

    8.1 GENERAL. The Committee shall have authority to grant Restricted Stock under the Plan at any time or from time to time. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the persons to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares of Restricted Stock to be awarded to any Participant, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals by the Participant or by the Company or an Affiliate (including a division or department of the Company or an Affiliate) for or within which the Participant is primarily employed or upon such other factors or criteria as the Committee shall determine. The provisions of Restricted Stock Awards need not be the same with respect to any Participant.

    8.2 AWARDS AND CERTIFICATES. Notwithstanding the limitations on issuance of shares of Common Stock otherwise provided in the Plan, each Participant receiving an Award of Restricted Stock shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined by the Committee. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

    8.3 TERMS AND CONDITIONS. Shares of Restricted Stock shall be subject to the following terms and conditions:

           (a) LIMITATIONS ON TRANSFERABILITY. Subject to the provisions of the Plan and the Agreement, during a period set by the Committee commencing with the date of such Award (the "Restriction Period"), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber any interest in shares of Restricted Stock.

           (b) RIGHTS. Except as provided in Section 8.3(a), the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. Unless otherwise determined by the Committee and subject to the Plan, cash dividends on the class of Common Stock that is the subject of the Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock, and dividends on the class of Common Stock that is the subject of the Restricted Stock payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock on which such dividend was paid.

           (c) ACCELERATION. Based on service, performance by the Participant or by the Company or an Affiliate, including any division or department for which the Participant is employed, or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of restrictions in installments and may accelerate the vesting of all or any part of any Award and waive the restrictions for all or any part of such Award.

           (d) FORFEITURE. Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment during the Restriction Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Restricted Stock. Except to the extent otherwise provided in the applicable Agreement and the Plan, upon a Participant's Termination of Employment for any reason during the Restriction Period other than death or Disability, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining restrictions with respect to any or all of such Participant's shares of Restricted Stock.

           (e) DELIVERY. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the Participant.

           (f) ELECTION. A Participant may elect to further defer receipt of the Restricted Stock for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made one (1) year prior to completion of the Restriction Period.

                                      ARTICLE IX

                                    DEFERRED STOCK

    9.1 GENERAL. The Committee shall have authority to grant Deferred Stock under the Plan at any time or from time to time. Shares of Deferred Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the persons to whom and the time or times at which Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any Participant, the duration of the period (the "Deferral Period") prior to which the Common Stock will be delivered, and the conditions under which receipt of the Common Stock will be deferred and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals by the Participant or by the Company or an Affiliate, including a division or department of the Company or an Affiliate for or within which the Participant is primarily employed, or upon such other factors or criteria as the Committee shall determine. The provisions of Deferred Stock Awards need not be the same with respect to any Participant.

    9.2 TERMS AND CONDITIONS. Deferred Stock Awards shall be subject to the following terms and conditions:

           (a) LIMITATIONS ON TRANSFERABILITY. Subject to the provisions of the Plan and the Agreement, Deferred Stock Awards, or any interest therein, may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or Elective Deferral Period as defined in Section 9.2(e), where applicable), the Committee may elect to deliver Common Stock, cash equal to the Fair Market Value of such Common Stock or a combination of cash and Common Stock to the Participant for the shares covered by the Deferred Stock Award.

           (b) RIGHTS. Unless otherwise determined by the Committee and subject to the Plan, cash dividends on the Common Stock that is the subject of the Deferred Stock Award shall be automatically deferred and reinvested in additional Deferred Stock, and dividends on the Common Stock that is the subject of the Deferred Stock Award payable in Common Stock shall be paid in the form of Deferred Stock of the same class as the Common Stock on which such dividend was paid.

           (c) ACCELERATION. Based on service, performance by the Participant or by the Company or the Affiliate, including any division or department for which the Participant is employed, or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of deferral limitations in installments and may accelerate the vesting of all or any part of any Award and waive the deferral limitations for all or any part of such Award.

           (d) FORFEITURE. Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment during the Deferral Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Deferred Stock. Unless otherwise provided in an Agreement or determined by the Committee, upon a Participant's Termination of Employment for any reason during the Deferral Period other than death or Disability, the rights to the shares still covered by the Award shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining deferral limitations with respect to any or all of such Participant's Deferred Stock.

           (e) ELECTION. A Participant may elect further to defer receipt of the Deferred Stock payable under an Award (or an installment of an Award) for a specified period or until a specified event (an "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made at least one (1) year prior to completion of the Deferral Period for the Award (or of the applicable installment thereof).

                                      ARTICLE X

                                     OTHER AWARDS

    10.1 BONUS STOCK AND AWARDS IN LIEU OF OBLIGATIONS. The Committee is authorized to grant Common Stock as a bonus, or to grant Common Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisition of Common Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Common Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

    10.2 DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Common Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award.
The Committee may provide that Dividend Equivalents will be paid or distributed when accrued or will be deemed to have been reinvested in additional Common Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

    10.3 OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards. Common Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 10.3 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Common Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 10.3.

    10.4   PERFORMANCE AWARDS.

           (a) PERFORMANCE CONDITIONS. The right of a Participant to exercise or receive a grant or settlement of any Award, and its timing, may be subject to performance conditions specified by the Committee. The Committee may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 10.4(b) and 10.4(c) hereof in the case of a Performance Award intended to qualify under Code Section 162(m).

           (b) PERFORMANCE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES. If the Committee determines that a Performance Award to be granted to a person the Committee regards as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code
    Section 162(m), the grant and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 10.4(b).

                 (i) PERFORMANCE GOALS GENERALLY. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee consistent with this
           Section 10.4(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the performance goals being "substantially uncertain." The Committee may determine that more than one performance goal must be achieved as a condition to settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

                (ii) BUSINESS CRITERIA. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Affiliates or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 or the Nasdaq-U.S. Index; (3) net income; (4) pre-tax earnings;
           (5) EBITDA; (6) pre-tax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating income, before payment of executive bonuses; and (13) working capital. The foregoing business criteria shall also be exclusively used in establishing performance goals for Cash Incentive Awards granted under Section 10.4(c) hereof.

               (iii) PERFORMANCE PERIOD: TIMING FOR ESTABLISHING PERFORMANCE GOALS. Achievement of performance goals in respect of such Performance Awards shall be measured over such periods as may be specified by the Committee. Performance goals shall be established on or before the dates that are required or permitted for "performance-based compensation" under Code Section 162(m).

                (iv) SETTLEMENT OF PERFORMANCE AWARDS; OTHER TERMS. Settlement of Performance Awards may be in cash or Common Stock, or other Awards, or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable in respect of a Performance Award subject to this
           Section 10.4(b). The Committee shall specify the circumstances in which such Performance Awards shall be forfeited or paid in the event of a Termination of Employment or a Change in Control prior to the end of a performance period or settlement of Performance Awards, and other terms relating to such Performance Awards.

           (c) CASH INCENTIVE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES. The Committee may grant Cash Incentive Awards to Participants including those designated by the Committee as likely to be Covered Employees, which Awards shall represent a conditional right to receive a payment in cash, unless otherwise determined by the Committee, after the end of a specified fiscal year or fiscal quarter or other period specified by the Committee, in accordance with this Section 10.6(c). With respect to any fiscal year, the maximum Cash Incentive Award payable to any Participant shall not exceed three percent (3.0%) of the Company's gross revenues for such fiscal year.

                 (i) CASH INCENTIVE AWARD. The Cash Incentive Award for Participants the Committee regards as likely to be regarded as Covered Employees shall be based on achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 10.4(b), and may be based on such criteria for any other Participant. The Committee may specify the amount of the individual Cash Incentive Award as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or another amount which need not bear a strictly mathematical relationship to such relationship criteria. The Committee may establish an Cash Incentive Award pool that includes Participants the Committee regards likely to be regarded as Covered Employees, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Cash Incentive Awards. The amount of the Cash Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 10.4(b) hereof in the given performance period, as specified by the Committee. The

           Committee may specify the amount of the Cash Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                (ii) POTENTIAL CASH INCENTIVE AWARDS. Not later than the date required or permitted for "qualified performance-based compensation" under Code Section 162(m), the Committee shall determine the Participants who will potentially receive Cash Incentive Awards for the specified fiscal year, fiscal quarter or other period, either as individual Cash Incentive Awards or out of an Cash Incentive Award pool established by such date and the amount or method for determining the amount of the individual Cash Incentive Award or the amount of such Participant's portion of the Cash Incentive Award pool or the individual Cash Incentive Award.

               (iii) PAYOUT OF CASH INCENTIVE AWARDS. After the end of the specified fiscal year, fiscal quarter or other period, as the case may be, the Committee shall determine the amount, if any, of potential individual Cash Incentive Award otherwise payable to a Participant, the Cash Incentive Award pool and the maximum amount of potential Cash Incentive Award payable to each Participant in the Cash Incentive Award pool. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Cash Incentive Award shall be increased or reduced from the amount of his or her potential Cash Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of an Cash Incentive Award intended to qualify under Code Section 162(m). The Committee shall specify the circumstances in which an Cash Incentive Award shall be paid or forfeited in the event of Termination of Employment by the Participant or a Change in Control prior to the end of the period for measuring performance or the payout of such Cash Incentive Award, and other terms relating to such Cash Incentive Award in accordance with the Plan. Upon the completion of the measuring period and the determination of the right to payment and the amount, the Committee shall direct the Committee to make payment.

           (d) WRITTEN DETERMINATIONS. All determinations by the Committee as to the establishment of performance goals and the potential Performance Awards or Cash Incentive Awards related to such performance goals and as to the achievement of performance goals relating to such Awards, the amount of any Cash Incentive Award pool and the amount of final Cash Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Cash Incentive Awards.

                                      ARTICLE XI

                PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THE PLAN

    11.1 LIMITED TRANSFER DURING OFFERING. In the event there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an exercise of an Award.

    11.2 COMMITTEE DISCRETION. The Committee may in its sole discretion include in any Agreement an obligation that the Company purchase a Participant's shares of Common Stock received upon the exercise of an Award (including the purchase of any unexercised Awards which have not expired), or may obligate a Participant to sell shares of Common Stock to the Company, upon such terms and conditions as the Committee may determine and set forth in an Agreement. The provisions of this Article X shall be construed by the Committee in its sole discretion, and shall be subject to such other terms and conditions as the Committee may from time to time determine. Notwithstanding any provision herein to the contrary, the Company may upon determination by the Committee assign its right to purchase shares of Common Stock under this Article X, whereupon the assignee of such right shall have all the rights, duties and obligations of the Company with respect to purchase of the shares of Common Stock.

    11.3 NO COMPANY OBLIGATION. None of the Company, an Affiliate or the Committee shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Common Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company's purchase of Common Stock or an Award from such holder in accordance with the terms hereof.


                                     ARTICLE XII

                             CHANGE IN CONTROL PROVISIONS

    12.1 IMPACT OF EVENT. Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided in an Agreement, in the event of a Change in Control (as defined in Section 12.2):

           (a) Any Stock Appreciation Rights and Stock Options outstanding as of the date such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original grant;

           (b) The restrictions and deferral limitations applicable to any Restricted Stock, Deferred Stock or other Award shall lapse, and such Restricted Stock, Deferred Stock or other Award shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

           (c) The performance goals and other conditions with respect to any outstanding Performance Award or Cash Incentive Award shall be deemed to have been satisfied in full, and such Award shall be fully distributable, if and to the extent provided by the Committee in the Agreement relating to such Award or otherwise, notwithstanding that the Award may not be fully deductible to the Company under Section 162(m) of the Code.

           (d) The Committee shall have full discretion, notwithstanding anything herein or in an Award Agreement to the contrary, to do any or all of the following with respect to an outstanding Award:

                   (1) To cause any Award to be cancelled, provided notice of at least 15 days thereof is provided before the date of cancellation;

                   (2) To provide that the securities of another entity be substituted hereunder for the Common Stock and to make equitable adjustment with respect thereto;

                   (3) To grant the Participant by giving notice during a pre-set period to surrender all or part of a stock-based Award to the Company and to receive cash in an amount equal to the amount by which the "Change in Control Price" (as defined in Section 12.3) per share of Common Stock on the date of such election shall exceed the amount which the Participant must pay to exercise the Award per share of Common Stock under the Award (the "Spread") multiplied by the number of shares of Common Stock granted under the Award;

                   (4) To require the assumption of the obligation of the Company under the Plan subject to appropriate adjustment; and

                   (5) To take any other action the Committee determines to take.

    12.2 DEFINITION OF CHANGE IN CONTROL. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if (a) any corporation, person or other entity (other than the Company, a majority-owned subsidiary of the Company or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or maintained by the Company), including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, becomes the beneficial owner of stock representing more than the greater of (i) twenty-five percent (25%) of the combined voting power of the Company's then outstanding securities or (ii) the percentage of the combined voting power of the Company's then outstanding securities which equals (A) ten percent (10%) plus (B) the percentage of the combined voting power of the Company's outstanding securities held by such corporation, person or entity on the Effective Date; (b)(i) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation other than a majority-owned subsidiary of the Company, or to sell or otherwise dispose of all or substantially all of the Company's assets, and (ii) the persons who were the members of the Board of Directors of the Company prior to such approval do not represent a majority of the directors of the surviving, resulting or acquiring entity or the parent thereof; (c) the stockholders of the Company approve a plan of liquidation of the Company; or (d) within any period of 24 consecutive months, persons who were members of the Board of Directors of the Company immediately prior to such 24-month period, together with any persons who were first elected as directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) during such 24-month period by or upon the recommendation of persons who were members of the Board of Directors of the Company immediately prior to such 24-month period and who constituted a majority of the Board of Directors of the Company at the time of such election, cease to constitute a majority of the Board.

    12.3 CHANGE IN CONTROL PRICE. For purposes of the Plan, "Change in Control Price" means the higher of (a) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (b) if the Change in Control is the result of a tender or exchange offer, merger, consolidation, liquidation or sale of all or substantially all of the assets of the Company (in each case a "Corporate Transaction"), the highest price per share of Common Stock paid in such Corporate Transaction, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on the Fair Market Value of the Common Stock on the date any such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such Corporate Transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.


                                     ARTICLE XIII

                                    MISCELLANEOUS

    13.1 AMENDMENTS AND TERMINATION. The Board may amend, alter or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would (a) impair the rights of a Participant under a Stock Option, Stock Appreciation Right, Restricted Stock Award or Deferred Stock Award theretofore granted without the Participant's consent, except such an amendment (a) made to avoid an expense charge to the Company or an Affiliate, (b) made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or (c) to prevent the Plan from being disqualified from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement. Notwithstanding the foregoing, the Plan may not be amended more than once every six (6) months to change the Plan provisions listed in section
(c)(2)(ii)(A) of Rule 16b-3, other than to comport with changes in the Code or Rule 16b-3.

    The Committee may amend the Plan at any time provided that (a) no amendment shall impair the rights of any Participant under any Award theretofore granted without the Participant's consent, (b) no amendment shall disqualify the Plan from the exemption provided by Rule 16b-3, and (c) any amendment shall be subject to the approval or rejection of the Board (d) an amendment may be made to avoid an expense charge to the Company or an Affiliate. Notwithstanding the foregoing, the Plan may not be amended more than once every six (6) months to change the Plan provisions listed in section (c)(2)(ii)(A) of Rule 16b-3, other than to comport with changes in the Code or Rule 16b-3.

    The Committee may amend the terms of any Award or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent or reduce an Option Price, except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3 or to avoid an expense charge to the Company or an Affiliate. The Committee's discretion to amend the Plan or Agreement shall be limited to the Plan's constituting a plan described in section (c)(2)(ii) of Rule 16b-3.

    Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

    13.2 STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the

Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the Fair Market Value of Common Stock subject to the Award is equivalent in value to the cash compensation, or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Common Stock minus the value of the cash compensation surrendered.

    13.3 FORM AND TIMING OF PAYMENT UNDER AWARDS; DEFERRALS. Subject to the terms of the Plan and any applicable Agreement, payments to be made by the Company or an Affiliate upon the exercise of an Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Common Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Common Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 13.1 of the Plan) or permitted at the election of the Participant. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the granting or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Common Stock.

    13.4 STATUS OF AWARDS UNDER CODE SECTION 162(m). It is the intent of the Company that Awards granted to persons who are Covered Employees within the meaning of Code Section 162(m) shall constitute "qualified performance-based compensation" satisfying the requirements of Code Section 162(m). Accordingly, the provisions of the Plan shall be interpreted in a manner consistent with Code
Section 162(m). If any provision of the Plan or any agreement relating to such an Award does not comply or is inconsistent with the requirements of Code
Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

    13.5 UNFUNDED STATUS OF PLAN; LIMITS ON TRANSFERABILITY. It is intended that the Plan be an "unfunded" plan for incentive and deferred compensation.
The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan. Unless otherwise provided in this Plan or in an Agreement, no Award shall be subject to the claims of Participant's creditors and no Award may be transferred, assigned, alienated or encumbered in any way other than by will or the laws of descent and distribution or to a Representative upon the death of the Participant.

    13.6   GENERAL PROVISIONS.

           (a) REPRESENTATION. The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

           (b) NO ADDITIONAL OBLIGATION. Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

           (c) WITHHOLDING. No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company or an Affiliate to obtain a current deduction. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under this Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.
    If the Participant disposes of shares of Common Stock acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under the Code, the Participant must give written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

           (d) REINVESTMENT. The reinvestment of dividends in additional Deferred or Restricted Stock at the time of any dividend payment shall be permissible only if sufficient shares of Common Stock are available under the Plan for such reinvestment (taking into account then outstanding Options and other Awards).

           (e) REPRESENTATION. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

           (f) CONTROLLING LAW. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Illinois (other than its law respecting choice of law) except to the extent the General Corporation Law of the State of Delaware would be mandatorily applicable. The Plan shall be construed to comply with all applicable law and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under
    Section 16(b) of the Exchange Act.

           (g) OFFSET. Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

           (h) FAIL SAFE. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or Rule 16a-1(c)(3), as applicable. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 or Rule 16a-1(c)(3) to be stated herein, such provision (other than one relating to eligibility requirements or the price and amount of Awards) shall be deemed to be incorporated by reference into the Plan with respect to Participants subject to Section 16.

           (i) The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidation, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    13.7 MITIGATION OF EXCISE TAX. If any payment or right accruing to a Participant under this Plan (without the application of this Section 13.7), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments"), would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The foregoing provisions of this
Section 13.7 shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of the Plan and after reduction for only Federal income taxes.

    13.8 RIGHTS WITH RESPECT TO CONTINUANCE OF EMPLOYMENT. Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant's employment or service as existed prior to the individual's becoming a Participant in this Plan.

    13.9 AWARDS IN SUBSTITUTION FOR AWARDS GRANTED BY OTHER CORPORATIONS. Awards (including cash in respect of fractional shares) may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other corporations who are about to become officers, directors or employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or Affiliate of the stock of the employing corporation, as the result of which it becomes a designated employer under the Plan. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

    13.10 PROCEDURE FOR ADOPTION. Any Affiliate of the Company may by resolution of such Affiliate's board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt the Plan for the benefit of its employees as of the date specified in the board resolution.

    13.11 PROCEDURE FOR WITHDRAWAL. Any Affiliate which has adopted the Plan may, by resolution of the board of directors of such Affiliate, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan.

    13.12 DELAY. If at the time a Participant incurs a Termination of Employment (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under the Plan or an Agreement to the extent necessary to avoid the imposition of liability shall be suspended and delayed during the period the Participant would be subject to such liability, but not more than six (6) months and one (1) day and not to exceed the Option Period, or the period for exercise of a Stock Appreciation Right as provided in the Agreement, whichever is shorter. The Company shall have the right to suspend or delay any time period described in the Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a stockholder of the Company until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Company, an Affiliate or a stockholder of the Company. The Committee shall have the discretion to suspend the application of the provisions of the Plan required solely to comply with Rule 16b-3 if the Committee shall determine that Rule 16b-3 does not apply to the Plan.

    13.13 HEADINGS. The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

    13.14 SEVERABILITY. If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

    13.15 SUCCESSORS AND ASSIGNS. This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

    13.16 ENTIRE AGREEMENT. This Plan and the Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of this Plan shall control.

    Executed this     day of           , 19   , effective June 1, 1996.


                                       PLATINUM ENTERTAINMENT, INC.



                                       By:
                                           -------------------------------------

                          PLATINUM ENTERTAINMENT, INC.
                              2001 BUTTERFIELD ROAD
                           DOWNERS GROVE, ILLINOIS 60515
                     PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON OCTOBER 8, 1996
            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned stockholder(s) hereby appoint(s) Steven Devick and Douglas
C. Laux, and each of them, with full power of substitution, as attorneys and proxies for and in the name and place of the undersigned, and hereby authorizes each of them to represent and to vote all of the shares of Common Stock of Platinum Entertainment, Inc. ("Platinum"), held of record by the undersigned as of September 6, 1996, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on October 8, 1996, at The Standard Club, 320 S. Plymouth Court, Chicago, Illinois 60604 at 10:00 a.m., Chicago time, and at any adjournment thereof.


   THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENT THEREOF IN THE MANNER DESCRIBED HEREIN. IF NO CONTRARY INDICATION IS MADE THE PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

                                                             SEE REVERSE SIDE
        CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE

  X
- - ---- PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

1. ELECTION OF DIRECTORS.

   For all nominees listed at right (except as marked to the contrary below)

   -----
   Withhold Authority to vote for all nominees listed at right

   -----

NOMINEES:
  (TERM TO EXPIRE IN 1999)
     Douglas C. Laux
     Paul L. Humenansky
     Laura P. Pearl

(instruction: to withhold authority to vote for any individual nominee, strike a line through the nominee's name at right)

2. Proposal to approve the Amended and Restated Platinum Entertainment, Inc. 1995 Employee Incentive Compensation Plan.

                     -----FOR     -----AGAINST     -----ABSTAIN

3. Proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of Platinum's financial statements.

                     -----FOR     -----AGAINST     -----ABSTAIN

4. Each of the persons named as proxies herein are authorized, in such person's discretion, to vote upon such other matters as may properly come before the Annual Meeting.


      MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  __________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature(s) ______________________________  Date_____________________, 1996
Note: This Proxy must be signed exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.